                                                 Davis Growth Opportunity Fund
                                                          Davis Financial Fund
                                                        Davis Real Estate Fund
                                             Davis Convertible Securities Fund
                                                    Davis Government Bond Fund
                                                        Davis Government Money
                                                                   Market Fund

                                                            Semi-Annual Report
                                                                 June 30, 1997









                                                                         Davis
                                                                         Funds


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
==============================================================================
Dear Shareholder:


Market Overview


During the last six months, we continued to see strong equity market returns, a healthy economy and low inflation. Looking ahead, we remain optimistic about the role of U.S.-style capitalism, the ability for companies to grow and prosper over time and the impact good management can have in creating shareholder value.

Our approach is strictly long term and we judge every investment in relation to the risk-free return available from bonds. With U.S. Treasury bonds now yielding around 7%, investors could buy a zero-coupon Treasury and double their money in 10 years or quadruple it in 20 years. That's a tough bogey for stocks. Yet, over 70 years, stocks have compounded at more than 10% as an annual average.

We think the economy has become less cyclical for several reasons. More than 70% of the jobs today are held in less cyclical service sectors of the economy. Computers are used increasingly to manage inventories and that helps prevent big inventory cycles. The Federal Reserve has taken to announcing its intentions in advance so that interest rate shocks are less likely. And we are still reaping an enormous peace dividend from the end of the Cold War, as technology has been applied more and more to the private sector and cutbacks in defense spending have eased budget deficit pressures.

The longest economic cycle on record lasted 107 months in the 1960s. We are now in the 76th month of this expansion and see no apparent reason why the cycle should come to a speedy end. In fact, our hope is that the economy will fluctuate around a 2% to 3% growth rate, avoiding both boom and recession, with interest rates ranging from 6% to 8% and inflation contained at 2% to 4%.

The Dow has the potential to approach 10,000 around the turn of the century, punctuated by volatility and corrections of up to 1,000 points along the way. Even so, the Dow has advanced very rapidly, and the percentage gains will not be what we are used to.

As long-term investors, we will undoubtedly be investing through market drops, adding to our core holdings and building new positions at attractive valuations so that we can continue to participate in the optimism that has always followed pessimism. We encourage our shareholders to maintain a similar long-term perspective as they seek to build wealth over time.


Sincerely,



/s/ Shelby M.C. Davis
----------------------------------
Shelby M.C. Davis
Chief Investment Officer





August 22, 1997


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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS OF THE DAVIS FINANCIAL FUND

The Davis Financial Fund, which invests for capital growth, was our best-performing fund for the five-year period ended June 30, 1997, with the fund's Class A shares producing an average annual total return of 26.35% on net asset value over that time frame. The Class A shares rose 22.04% on net asset value over the latest six-month period and 51.20% for the year ending June 30, 1997.

The fund's strong performance on its Class A shares has consistently placed it among the top five financial services funds according to Lipper Analytical Services, Inc.<F1> This includes a #4 ranking among 13 such funds for the latest five-year period, a #1 ranking among 16 such funds for the latest three-year period and a #2 ranking among 21 such funds for the latest one-year period. Furthermore, the Davis Financial Fund's Class A shares held Morningstar's highest ***** (five-star) rating overall and for the three- and five-year periods through June 30, 1997.<F2>


FEINBERG NAMED CO-MANAGER OF DAVIS FINANCIAL FUND

In recognition of his strong contribution, Kenneth Charles Feinberg was named Co-Portfolio Manager of the Davis Financial Fund in June 1997, joining Christopher C. Davis who has been the fund's sole manager since its inception in May 1991. "Ken is a talented investment professional with an encyclopedic knowledge of the financial industry," says Chris Davis "In addition to his strengths as an analyst and his proven record as a stock picker, Ken's sound perspective and good humor make him an invaluable colleague. I am delighted to be working with him as Co-Portfolio Manager of the Davis Financial Fund."

Feinberg joined Davis Selected Advisers in 1994 as a Research Analyst working directly with Christopher Davis on the Davis Financial Fund. Previously, he spent six years at Continental Corporation, a property and casualty insurance company, as an Assistant Vice President in Investor Relations.

Q.  What's your primary message for shareholders today?

A. The incredible performance and duration of this bull market has led to careless thinking on the part of many investors. For example, many index fund investors would undoubtedly be delighted if they could be guaranteed the market would reach 10,000 in four years. But they may not be delighted to learn that this performance equates to an annualized return of only 5.7%, less than the return now available on government bonds of comparable duration.

In the midst of this market euphoria, we continue to stick to the basics, applying an investment approach that has been successfully employed by the Davis family in bull and bear markets during the past 50 years. Most importantly, we recognize that stocks are not merely pieces of paper, but represent ownership interests in businesses. As a result, our entire investment process boils down to two simple questions: What kind of businesses do we want to own and how much should we pay for them?

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS OF THE DAVIS FINANCIAL FUND - CONTINUED

At the annual meeting of Berkshire Hathaway this year, Chairman Warren
Buffett made the same point in a different way. He noted that in investing there are two kinds of risks--business risk, or the risks inherent in the type of business you own, and valuation risk. In today's high market, we think it's more important than ever to focus on managing risk both in the businesses that we buy and in the prices we pay for them.

Q.  How do you control business risk?

A. Our basic philosophy is to buy financially strong growing companies at value prices, what we call growth stocks in disguise, and to hold them for the long term. In this regard, we think that financial stocks offer the greatest opportunity for the 90s and beyond.

Financial companies are in non-faddish businesses that don't become obsolete, which is an important consideration in controlling risk. These companies also continue to benefit from favorable long-term demographic and macroeconomic trends, as the baby boomers enter their peak earning and investing years and as capitalism spreads around the world.

Financial stocks currently account for about two thirds of the portfolio. And some of our largest holdings in this area did very well in the first half, including American Express and BankAmerica as well as insurance stocks, such as Transatlantic Holdings and Progressive Corp.<F6> We remain extremely bullish about the long-term potential offered by our financial stocks, but given the very strong appreciation these stocks have enjoyed, it would not be surprising if they experienced a pause along the way.

Other types of business that we believe offer lower risk potential are high-quality consumer companies, pharmaceutical companies that have broad product ranges and some energy services companies. Because the fund's overriding theme is looking for high-quality growth companies conservatively valued at a discount to that growth, it has substantial holdings outside the financial arena. Some of these stocks were among the fund's best performers in the first half, including IBM, Martin Marietta Materials and SmithKline Beecham.

As always, we also try to control risk by looking closely at the managements with which we invest. We want managers who are doers, not bluffers. Companies with first-class managements tend to anticipate change and can become prudent acquirers of competitors during bad times.

Q.  How do you control valuation risk?

A. We think of ourselves as opportunistic buyers. We generally buy companies when they are under a cloud, that is, when some short-term disappointment has created an opportunity to buy growth at a value price, particularly at a low valuation relative to the market.

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS OF THE DAVIS FINANCIAL FUND - CONTINUED

Because of our strong price discipline, our portfolio, by and large, has a lower price/earnings multiple than the market. We think that buying companies with modest but sustainable growth prospects, strong dividend yields and solid balance sheets when expectations and valuations are low is a good formula to follow in a high market.

Investing in a world-class company when it is out of favor because of short-term events reduces the risk of incurring the calamitous losses that occur when glamour stocks with high valuations fail to live up to the market's great expectations and their prices plunge. We never lose sight of the fact that our firm's long-term investment record has been built as much by avoiding the big losers as by picking winners.

Q.  What's your long-term outlook?

A. Our focus on risk should not lead anyone to think that we have changed our firmly held conviction that equities offer the best way to create long-term wealth. Because the fund's turnover remains low, changes in the portfolio tend to be quite gradual and our philosophy is always the same:
We buy value and hold it for the long term.

Nevertheless the bullish story on equities is well known and we must temper our optimism with the understanding that markets will rarely be as generous as they have been in the last several years.

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER OF THE DAVIS REAL ESTATE
FUND

The Davis Real Estate Fund, which invests for growth and income primarily in real estate investment trusts (REITs), has continued to perform well. The fund's Class A shares increased 39.56% on net asset value during the one-year period ended June 30, 1997 compared to an average return of 31.84% for the 55 real estate funds tracked by Lipper Analytical Services, Inc. In the first half of 1997, the fund's Class A shares provided a return of 9.19% on net asset value versus an average gain of 7.15% on the 65 real estate funds in the Lipper real estate category.<F1>

Q.  Could you provide some perspective on the real estate market today?

A. Real estate is a significant and growing asset class that investors should not ignore. Several years ago the value of securitized real estate in this country totaled approximately $70 billion. At the beginning of 1997, that figure had increased to some $120 billion and by midyear it was around $150 billion. In two or three years, the value of securitized real estate could easily reach as high as $300 billion. This securitization trend is having a profound and positive effect on how real estate companies, particularly publicly traded real estate companies, raise capital and on the quality of properties that are being developed or acquired.

Real estate is in the midst of a sharp recovery from the depression of the late 1980s and early 1990s and continues to offer excellent investment opportunities. However, the recovery has extended long enough that company selection will become even more critical to performance than it has been in the past.

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER OF THE DAVIS REAL ESTATE FUND - CONTINUED

Q. What's the fundamental foundation for your long-term belief in real estate?

A. The industry has gone through enormous structural changes that make investing in REITs a much better idea than in the past. Lending criteria for developers are far more stringent than before. Industry disclosure is vastly improved. Managements now typically own 5% to 35% of the stock in their own REITs, which aligns their interests with shareholders'. Having come through the worst debacle since the depression, managements also have a new conservative attitude. But perhaps most important of all, real estate today is valued on the cash flow the property generates, similar to the way non-real estate companies are valued, not on subjective property appraisals.

Q.  Where is the fund finding particular opportunities?

A. As an industry group, REITs, on average, are trading with approximately a 7% yield at about 11 times cash flow, and that cash flow is projected to grow approximately 8% a year over the next five years. The industry's debt-to-capitalization ratio is about 35%, with coverage ratios of five times interest. All in all, that is a very attractive profile--and it's just an average. We're finding companies that we think can do even better.

The fund is continuing to emphasize three key real estate sectors: full-service hotels, apartment buildings in California, and the office arena. We've identified attractive opportunities in large national REITs, such as Equity Residential Properties, Patriot American Hospitality, Public Storage, Crescent Real Estate Equities and Boston Properties. We've also invested in promising small companies, what we call "sub-radar" companies, that are not followed by many analysts and that have performed exceedingly well, such as Capstar Hotels, Parkway Properties and Jameson Inns. In addition, we have found good values in super-regional REITs, such as Reckson Associates Realty, Cali Realty and Centerpoint Properties.

Q.  How do you choose investments?

A. Our investment approach is squarely in line with the signature Davis investment discipline. We focus on companies with first-class management teams who view real estate as an operating business that can generate steadily increasing rental income and solid returns on capital by owning properties where thriving businesses reside.

In addition, we evaluate the type of real estate, such as apartment buildings or hotels, and the regions in which a REIT invests because different kinds of properties and geographic areas will be more attractve at any given time. As always, we concentrate heavily on valuation, looking for companies selling at a discount to their expected cash flow growth rate over the next few years.

Q.  Why should investors own real estate?

A. Unlike stocks and bonds, real estate is the one asset class that is still undervalued. Even after the strong recovery in real estate to date, most types of properties remain closer to their bottoms than their tops.

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER OF THE DAVIS REAL ESTATE FUND - CONTINUED

Furthermore, given today's high stock prices, real estate can diversify and anchor investors' portfolios. Real estate has historically been one of the least volatile asset classes. The industry's beta<F5>, a standard measure of price sensitivity, is currently around .40 versus a beta of 1.00 for the S&P 500, and the Davis Real Estate Fund's beta is only around .23.

One clear sign of our commitment to real estate as a long-term wealth builder is that a large portion of the Davis Real Estate Fund is internally owned by our employees, our board of directors and the Davis family.

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER OF THE DAVIS CONVERTIBLE SECURITIES FUND

The Davis Convertible Securities Fund, which invests for both income and growth, delivered an average annual total return on net asset value for Class A shares of 21.69% over the three-year period, 34.27% over the one-year period and total return of 12.12% over the six-month period ended June 30, 1997. That performance ranked the fund's Class A shares #1 among the 44 convertible securities funds tracked by Lipper Analytical Services over the latest one-year period, #1 among 31 such funds over the latest three-year period and #2 among the 23 such funds tracked over the latest five-year period.<F1>

Q.  What's the fund's overriding strategy?

A. Because convertible bonds can be exchanged for common stock of the issuing company, they share features of both stocks and bonds. Our goal with the Davis Convertible Securities Fund is to use convertibles to provide a less risky way of participating in equity market total returns.

Convertible securities are well-suited for a variety of market conditions. If the issuing company's common stock increases in price, the convertible security will generally appreciate in value. If the underlying share price falls, the income received as a bond provides some protection against declining stock prices.

The Davis Convertible Securities Fund targets convertibles that we expect will participate in at least 80% of the underlying common stock's appreciation but that have only 50% of the downside risk if the price of the common stock declines.

Q. Why has the fund's long-term performance been so strong?

A. The fund has done well because the companies whose convertible securities we own have performed well. For example, we have found exceptional opportunities in convertible securities among the businesses we know best at Davis Selected Advisers, namely, financial services companies, which are benefiting from the aging of the baby boomers. Among our favorites in this area are SunAmerica, Conseco and Citicorp.<F6>

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER OF THE DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

Another area of strong interest to us currently is the energy sector, including companies such as Devon Energy, Unocal and Tosco. After declining for more than a decade, worldwide demand and prices for oil have returned to levels that make additional exploration worthwhile, and we believe that makes oil services companies especially attractive.

We also like selected technology issues, favoring multiple product companies that invest heavily in research and development, such as Texas Instruments.

Real estate continues to be an area of heavy concentration for the fund. Here we invest both in real estate convertibles, such as Rouse and Public Storage, and directly in real estate investment trusts, such as Bay Apartment Communities and Cali Realty. Real estate stocks tend to perform similarly to convertibles in that they provide some downside protection, are less volatile than the equity market and offer attractive yields.

Q.  What's your investment process?

A. We follow a three-step discipline. First, we carefully consider valuations, regularly reviewing more than 500 convertibles and ranking them from the cheapest to the most expensive according to their break-even time, call protection, yield advantage, conversion premium and other relevant criteria.

Second, once we have isolated convertibles that represent good value, we analyze the investment potential of the underlying companies using the same fundamental investment approach that has been honed by Davis Selected Advisers for decades.

Third, having identified bargain convertibles with attractive underlying stocks, we apply the 80%/50% rule. If we think the convertible can deliver 80% or more of the stock's upside potential while avoiding 50% of its downside risk, it is a candidate for purchase.

Q.  What's your market outlook?

A. With interest rates as low as they are, like many convertible funds, we are experiencing more calls on some of our holdings. For example, our Equitable convertibles, a real winner for the fund, which represented its second largest position, were recently called away. Fortunately, there are still promising issues available and we have been able to reinvest capital fairly quickly.

We think convertible securities represent especially good opportunities now, offering investors a lower-risk way of maintaining exposure to the stock market, which is trading at very high levels. Because convertibles combine some of the benefits of stocks (long-term growth potential) with some of the benefits of bonds (regular interest payments) investors get the best of both worlds.

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER OF THE DAVIS GROWTH OPPORTUNITY FUND

The Davis Growth Opportunity Fund, which invests in a blend of small-, mid- and large-cap growth stocks, provided a total return on net asset value for Class A shares of 32.24% over the one-year period and 17.38% over the six-month period ended June 30, 1997.<F1> This performance compares favorably to the fund's benchmarks, easily outpacing the 10.3% return on the Russell Index of 2000 small company stocks and the 13.0% return on the S&P 400 MidCap Index, and close to the 20.5% return on the S&P 500 Index of large-cap stocks in the first half of 1997.<F3>

Q. Can you provide some perspective on the performance of the market and your fund in 1997?

A. The Davis Growth Opportunity Fund is focused on undervalued, dynamic small- and mid-size companies with faster growth potential, but also holds some large-cap stocks to balance the portfolio. The fund's ability to look for the best opportunities across all market sectors has continued to be beneficial for the portfolio.

In the second quarter, big-cap, blue-chip stocks advanced to such a premium that we believe small- and mid-cap shares now have much higher upside potential and are poised to significantly outperform larger-cap issues. Smaller stocks are considerably cheaper because they haven't participated as much in the big move by large-cap stocks during the last two years.

For this bull market to continue, we believe small- and mid-cap stocks have to participate. This began to happen in the second quarter when the Russell 2000 Index and the S&P 400 MidCap Index rose almost as much as the S&P 500.

The trigger for this better performance, we think, will be institutions rotating money out of higher priced, large-caps into the cheaper and more attractive small- and mid-cap sectors as some pension funds are doing already. Once this ball gets rolling, we expect it to build considerable speed, and the fund's portfolio is squarely positioned to benefit.

Furthermore, small- and mid-cap sectors are now trading at such low valuation levels that we believe they entail fairly low risk. If there is a correction in the blue-chips, we think the small-caps won't correct as much because they aren't overextended. This was also demonstrated over the past few months when the big stocks experienced some downward dips while small-cap issues as a group did not decline at all.

Q. Which of the fund's holdings have done particularly well so far this year?

A. The fund enjoyed good performance across the board in virtually all areas of its portfolio. Some of our bottom-up stock picks that corrected last year rebounded nicely in the first half, including DAKA International, a restaurant chain; Garden Ridge, a home-decorating superstore; and Thomas Group, a business services company. In addition, some of our specialty finance and insurance holdings, such as AFLAC and First Plus Financial, performed well.<F6>

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued


AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER OF THE DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

The fund's anchor to windward has been our big-cap stocks, which also registered strong gains--including Pfizer, Federal National Mortgage Association, Philip Morris and Intel. Selective blue-chip stocks, such as the ones we own, have the continued potential to do well, even as smaller-and mid-cap shares generally outperform.

Furthermore, technology holdings such as ASM Lithography generated good results. We think many of our semiconductor and semiconductor equipment stocks are in the early stages of a multiyear cycle and have the potential to be excellent performers over the next two or three years. In addition to Intel and ASM Lithography, these stocks include Novellus Systems and Adaptec.

Q. How do you manage the fund to control risk while optimizing potential returns?

One strategy that we've employed successfully to boost overall performance in the last few years is to keep the portfolio fresh by replacing slow-moving holdings with new ideas that have the potential for better long-term gains.

We're also working the mine harder with existing holdings. When stocks we own have a interim spike up, we'll sell some of the shares while still maintaining a long-term position. If the stock corrects, we'll buy the shares back at a lower price in the future. We've successfully done that twice with Novellus in the past year and a half. This technique helps reduce portfolio volatility.

Another strategy is to focus on stocks that are less market sensitive and, therefore, less volatile. Philip Morris is an example of a large-cap stock that is driven more by issues related to tobacco negotiations and legislation than by overall market factors. We also own small- and mid-cap stocks that tend to trade on their own, rather than being market driven. These include MFC Bank Corp., a Swiss merchant bank; Seitel, a leading seismic company with an innovative approach for oil and gas exploration; and a new purchase for the fund, K.V. Pharmaceutical Co.

Q. Why should investors own small- and mid-cap stocks?

A. From a diversification point of view, we believe investors may find it beneficial now to broaden their exposure to the small- and mid-cap sectors. It is rare to find any point in history when small-cap stocks represented lower risk than large-cap stocks. Today, we believe investors have a unique opportunity to buy faster growth, small- and mid-cap companies at such low multiples that they truly entail less risk.

The Davis Growth Opportunity Fund will continue to hold large-caps to balance the portfolio, but because these stocks have moved up so quickly, at the margin, we have been moving some money into bargain-priced smaller-cap stocks that we expect to outperform.

                                    9
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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued


AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER OF THE DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

Identifying opportunity is what the Davis Growth Opportunity Fund is about. When we find good companies, we are not averse to holding them as they grow up and get larger and larger. We've owned many of our biggest positions for years. Stocks like Intel, AFLAC, Adaptec and Novellus were small-caps or even micro-caps when we first bought them.

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, MANAGER OF THE DAVIS GOVERNMENT BOND
FUND

The Davis Government Bond Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities that are guaranteed or issued by the U.S. government or its agencies.<F4> The fund's total return on net asset value during the first half of 1997 was 2.75% for Class A shares versus a return of 2.47% for the Lipper general U.S. government fund category. For the one-year period ending on that date, the Davis Government Bond Fund was up 7.24% versus 7.01% for the Lipper average.<F1>

Q.  What were the key factors that influenced the fund's performance?

A. At Davis Selected Advisers, we take a middle-of the-road approach to managing fixed-income funds that emphasizes risk-adjusted performance. Put another way, we seek to deliver competitive results with less risk or volatility than our competitors. Our cautious approach offers downside protection in bearish bond markets but may underperform in bullish bond markets.

During the first quarter of 1997, interest rates rose due to inflationary fears related to strong economic growth. Rates then declined a bit in the second quarter as it became clearer that the economy was not overheating, causing inflationary fears to ease.

As the market rallied in the second quarter, we sold certain collateralized mortgage obligations (CMOs) at attractive prices. However, the rally extended longer than we expected, and the fund did not fully participate in those gains, which dampened second quarter results relative to our peers. On a positive note, the fund is now well-situated to take advantage of opportunities as the market turns.

Q.  What is your general strategy for the fund?

A. We are positioning the fund as an all-weather or middle-of-the-road fund. This balanced approach is designed to smooth out fund performance and provide stability in a variety of market climates. Our plan is to hold securities with a somewhat even distribution of maturities over the intermediate range of the yield curve, allowing us to capture most of the yield and potential return advantage of long-term bonds with substantially less risk.

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DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, MANAGER OF THE DAVIS GOVERNMENT BOND FUND - CONTINUED

The fund's strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. Owning a wide variety of fixed-income securities is beneficial because different kinds of securities react differently to interest rate changes. In addition, agency securities tend to offer slightly higher yields than comparable U.S. Treasury securities.

The Davis Government Bond Fund's current portfolio breakdown is: 17% CMOs, 36% mortgage pools, 30% government agencies and 17% cash. The portfolio's duration is 4.0 years and its average life is 6.2 years.

Q.  Why should investors choose a government bond fund?

A. A government bond fund can help create a strong foundation for any long-term financial program. The Davis Government Bond Fund provides potentially higher monthly income than is offered by most short-term investments and can be an excellent means of broadening portfolio diversification for investors seeking to balance equity holdings with fixed-income securities of the highest credit quality.

Q.  What is your forecast for the bond market?

A. We think all the good news has already been built into the bond market. As investors become increasingly comfortable with the idea that it is possible to have greater growth without inflation, our concern is that the market's euphoria may be overdone. Furthermore, we think it is important that the inflation hawks at the Federal Reserve avoid complacency and remain ready to consider a further round of tightening sooner, rather than later, if conditions warrant.

While we believe it is more likely that interest rates may move somewhat higher, rather than lower, we do not anticipate major interest rate shifts at this point. As a result, barring unexpected extraordinary developments, we do not foresee any substantial changes in the composition of the fund's portfolio. We look for steady results and a continuation of our current policies focused on maintaining portfolio balance and positioning the fund for low interest rate risk and high credit quality.

[FN]
<F1> Lipper rankings and comparisons are based on total returns unadjusted for commissions.

<F2> Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1997. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Class A shares of the Davis Financial Fund were rated against 1,997 and 1,134 speciality financial funds for the three- and five-year periods, respectively. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

<F3> The Standard & Poor's 500 Index, the Standard & Poor's 400 MidCap Index and
the Russell 2000 Index are unmanaged indexes that have no specific investment objective. Investments cannot be made directly into the indexes. The S&P
500 Index, the S&P 400 MidCap Index and the Russell 2000 Index include net dividends reinvested, but do not take into account any sales charge.

<F4> Shares of the fund, like all mutual fund shares, are not federally insured or guaranteed.

<F5> Beta measures a stock's volatility relative to the rest of the stock market. The Standard & Poor's 500 Index has a beta coefficient of 1. Any stock with a higher beta is more volatile than the market and any stock with a lower beta can be expected to rise and fall more slowly than the market. A conservative investor whose main concern is preservation of capital should focus on stocks with low betas, whereas one willing to take high risks in an effort to earn high rewards should look for high-beta stocks.

<F6> Portfolio holdings are subject to change.

                                       THE DAVIS FUNDS PERFORMANCE UPDATE
                                 AVERAGE ANNUAL TOTAL RETURNS ON CLASS A SHARES<F*>
                                         (ALL PERIODS THROUGH JUNE 30, 1997)
                                           One             Three              Five              Life of
Fund                                       Year            Years              Years            Fund<F**>
----                                       ----            -----              -----            ---------
Davis Growth Opportunity Fund             25.93%              ----              ----            28.03%

Davis Government Bond Fund                 2.06%              ----              ----             4.96%

Davis Financial Fund                      43.99%            31.95%            25.12%            25.83%

Davis Convertible Securities Fund         27.90%            19.73%            16.39%            16.12%

Davis Real Estate Fund                    32.92%            17.89%              ----            18.63%

<F*>Total returns include all capital gains and losses, as well as the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Prices of shares will fluctuate so that an investment, when redeemed, may be worth more or less than originally invested. The performance figures are calculated after deducting the sales commission, currently a maximum charge of 4.75%, which is payable upon purchase of Class A shares.

<F**>The inception date for the Class A shares of the Davis Growth Opportunity
Fund and the Davis Government Bond Fund was December 1, 1994. The inception date for the Davis Financial Fund, Class A shares, was May 1, 1994. The inception date for the Davis Convertible Securities Fund, Class A shares, was May 1, 1992. The inception date for the Davis Real Estate Fund, Class A shares, was January 3, 1994.

DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

                                                   THE DAVIS FUNDS PERFORMANCE UPDATE
                                           AVERAGE ANNUAL TOTAL RETURNS ON CLASS B SHARES<F*>
                                                  (ALL PERIODS THROUGH JUNE 30, 1997)
                                           One           Three             Five                Ten             Life of
Fund                                       Year          Years             Years              Years           Fund<F**>
----                                       ----          -----             -----              -----           ---------
Davis Growth Opportunity Fund             28.30%          23.08%           18.79%             13.06%             ----

Davis Government Bond Fund                 3.43%           4.69%            3.95%              5.70%             ----

Davis Financial Fund                      46.84%            ----             ----               ----           39.56%

Davis Convertible Securities Fund         30.01%            ----             ----               ----           25.27%

Davis Real Estate Fund                    34.17%            ----             ----               ----           23.68%

<F*>Total returns include all capital gains and losses, as well as the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Prices of shares will fluctuate so that an investment, when redeemed, may be worth more or less than originally invested. The performance figures are calculated after deducting the maximum contingent deferred sales charge applicable, which is payable upon redemption of Class B shares.

<F**>The inception date for the Class B shares of the Davis Financial Fund, was December 27, 1994. The inception date for the Davis Convertible Securities Fund, Class B shares, was February 3, 1995. The inception date for the Davis Real Estate Fund, Class B shares, was December 27, 1994.

DAVIS FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

        THE DAVIS FUNDS PERFORMANCE UPDATE
        TOTAL RETURNS ON CLASS Y SHARES<F*>
        (ALL PERIODS THROUGH JUNE 30, 1997)
                                         Life of
Fund                                     Fund<F**>
----                                     ---------
Davis Growth Opportunity Fund               ----

Davis Government Bond Fund                  ----

Davis Financial Fund                       8.56%

Davis Convertible Securities Fund         19.95%

Davis Real Estate Fund                    23.31%

<F*>Total returns include all capital gains and losses, as well as the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Prices of shares will fluctuate so that an investment, when redeemed, may be worth more or less than originally invested.

<F**>The inception date for the Class Y shares of the Davis Financial Fund, was March 10, 1997. The inception date for the Davis Convertible Securities Fund, Class Y shares, was November 11, 1996. The inception date for the Davis Real Estate Fund, Class Y shares, was November 8, 1996.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND
                                                                  VALUE
SHARES                                                          (NOTE 1)
========================================================================
COMMON STOCK - (98.86%)

   BUSINESS SERVICES - (1.37%)
      92,500   Thomas Group, Inc.<F*>                        $ 1,063,750
                                                             -----------
   CAPITAL EQUIPMENT - (12.52%)
      62,400   ASM Lithography Holdings N.V.<F*>               3,644,550
      70,500   Novellus Systems, Inc.<F*>                      6,080,625
                                                             -----------
                                                               9,725,175
                                                             -----------
   CONSUMER PRODUCTS & SERVICES - (7.64%)
      84,000   CUC International, Inc.<F*>                     2,168,250
      84,900   Philip Morris Cos., Inc.                        3,767,438
                                                             -----------
                                                               5,935,688
                                                             -----------
   ELECTRONICS - (21.82%)
     166,800   Adaptec, Inc.<F*>                               5,796,300
      78,800   Intel Corp.                                    11,157,587
                                                             -----------
                                                              16,953,887
                                                             -----------
   ENERGY - (11.03%)
      29,700   Anadarko Petroleum Corp.                        1,782,000
     135,000   Brigham Exploration Company<F*>                 1,105,312
      22,200   Forcenergy, Inc.<F*>                              674,325
      14,700   Ocean Energy, Inc.<F*>                            679,875
     113,800   Seitel, Inc.<F*>                                4,324,400
                                                             -----------
                                                               8,565,912
                                                             -----------
   FINANCIAL SERVICES - (12.72%)
       2,000   Associates First Capital Corp.                    111,000
      16,700   Fannie Mae                                        728,537
     189,100   FIRSTPLUS Financial Group, Inc.<F*>             6,429,400
      89,000   IMC Mortgage Co.<F*>                            1,485,187
     132,000   MFC Bancorp Ltd.                                1,126,125
                                                             -----------
                                                               9,880,249
                                                             -----------
   INSURANCE - (8.01%)
     131,675   AFLAC Inc.                                      6,221,644
                                                             -----------
   MANUFACTURING - (0.96%)
      49,375   Brown & Sharpe Manufacturing, Class A<F*>         746,797
                                                             -----------
   PHARMACEUTICALS - (11.54%)
      48,600   KV Pharmaceutical Company<F*>                     804,938
      57,500   Pfizer, Inc.                                    6,871,250
     515,000   Viragen Inc.<F*>                                1,287,500
                                                             -----------
                                                               8,963,688
                                                             -----------

                                    15

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED
                                                                  VALUE
SHARES/PRINCIPAL                                                (NOTE 1)
========================================================================
COMMON STOCK - CONTINUED
   RESTAURANTS - (5.75%)
      204,000   DAKA International, Inc.<F*>                 $ 2,741,250
       56,000   IHOP Corp.<F*>                                 1,729,000
                                                             -----------
                                                               4,470,250
                                                             -----------
   RETAIL - (3.10%)
      192,000   Garden Ridge Corp.<F*>                         2,412,000
                                                             -----------
   SOFTWARE - (1.87%)
      147,900   Business Objects S.A. - ADR<F*>                1,451,269
                                                             -----------
   TELECOMMUNICATIONS - (0.53%)
       70,000   TII Industries, Inc.<F*>                         406,875
                                                             -----------

                Total Common Stock - (identified
                      cost $34,655,012)                       76,797,184
                                                             -----------

SHORT TERM - ( 2.02%)
   $1,575,000   Federal Home Loan Bank Discount Note,
                 5.55%, 07/01/97 - (identified cost
                 $1,575,000)                                   1,575,000
                                                             -----------


                TOTAL INVESTMENTS - (100.88%) -
                     (identified cost $36,230,012) - <Fa>     78,372,184
                LIABILITIES LESS OTHER ASSETS - (0.88%)         (685,580)
                                                             -----------
                    NET ASSETS - (100%)                      $77,686,604
                                                             ===========

<F*>Non-Income Producing Security.

<Fa>Aggregate cost for Federal Income Tax purposes is $36,230,012.  At June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:
                Unrealized appreciation                      $44,717,669
                Unrealized depreciation                       (2,575,497)
                                                             -----------
                    Net unrealized appreciation              $42,142,172
                                                             ===========





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GOVERNMENT BOND FUND

                                                                                             VALUE
PRINCIPAL                                                                                  (NOTE 1)
===================================================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION - MORTGAGE POOLS - (14.97%)
   $   38,032    9.00%, 07/01/01                                                        $    39,066
      378,034    8.50%, 08/01/01                                                            388,430
       98,238    9.00%, 08/01/02                                                            101,584
       22,953    8.50%, 12/01/02                                                             23,197
       23,222    9.00%, 06/01/03                                                             23,713
      115,002    9.25%, 01/01/04                                                            119,082
    1,102,888    6.50%, 01/01/04                                                          1,089,444
        6,182    9.25%, 11/01/07                                                              6,381
       93,773    9.25%, 09/01/08                                                             98,696
       94,925   10.00%, 07/01/09                                                            101,154
    1,191,705    6.50%, 07/01/11                                                          1,171,935
       40,166    9.00%, 07/01/16                                                             42,677
      219,251    9.00%, 08/01/16                                                            232,935
      275,750    9.00%, 01/01/17                                                            292,985
      198,544    9.00%, 03/01/17                                                            210,022
       67,937    9.00%, 08/01/17                                                             72,183
       38,259    9.50%, 12/01/19                                                             41,116
      145,061    9.50%, 02/01/20                                                            155,215
                                                                                        -----------
                    Total FHLMC - (identified cost $4,224,396)                            4,209,815
                                                                                        -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - ( 6.47%)
       10,606   12.00%, 12/01/00                                                             11,068
       52,340    9.75%, 02/01/04                                                             54,532
      169,809   10.25%, 10/01/09                                                            185,145
       66,207   10.75%, 07/01/13                                                             73,800
      241,533    9.25%, 10/01/16                                                            259,346
      100,026    8.059%, 09/01/19<F*>                                                       104,377
       43,118    7.73%, 03/01/24<F*>                                                         45,148
    1,084,398    7.50%, 01/01/27                                                          1,087,109
                                                                                        -----------
                    Total FNMA - (identified cost $1,792,791)                             1,820,525
                                                                                        -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (18.22%)
       52,890   6.00% with various maturities to 2024                                        54,140
       40,896   6.50% with various maturities to 2023                                        41,979
    1,194,259   7.00% with various maturities to 2026                                     1,168,128
    1,299,221   8.50% with various maturities to 2022                                     1,354,830
      741,139   9.00% with various maturities to 2017                                       793,796
      191,547  10.00% with various maturities to 2020                                       205,132
       85,141  10.25% with various maturities to 2016                                        92,590
      217,229  10.50% with various maturities to 2016                                       238,790
      330,229  11.25% with various maturities to 2011                                       358,298
      502,362  11.50% with various maturities to 2015                                       570,267
       67,158  13.00% with various maturities to 2014                                       119,759

                                    17

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                             VALUE
PRINCIPAL                                                                                  (NOTE 1)
===================================================================================================
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - Continued
   $   81,837   14.25% with various maturities to 2014                                  $    94,598
       30,292   14.75% with various maturities to 2001                                       31,494
                                                                                        -----------
                    Total GNMA - (identified cost $5,039,968)                             5,123,801
                                                                                        -----------

MEDIUM TERM NOTES - ( 27.53%)
      800,000   Federal Home Loan Bank, 7.24%, 11/09/10                                     770,824
    1,215,000   Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04                  1,183,045
    1,000,000   Federal Home Loan Mortgage Corporation, 7.225%, 05/17/05                    997,410
    1,000,000   Federal Home Loan Mortgage Corporation, 6.66%, 12/05/05                     970,470
    1,000,000   Federal Home Loan Mortgage Corporation, 6.63%, 01/12/09                     948,640
      900,000   Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11                     922,752
    1,000,000   Federal National Mortgage Association, 6.85%, 09/12/05                      980,510
    1,000,000   Federal National Mortgage Association, 7.15%, 11/03/10                      966,490
                                                                                        -----------
                    Total Medium Term Notes - (identified cost $7,877,947)                7,740,141
                                                                                        -----------

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (17.08%)
       22,732   Federal Home Loan Mortgage Corporation, 122 F, 8.75%, 10/15/05               22,891
      134,198   Federal Home Loan Mortgage Corporation, 1606 LC, 7.391%, 05/15/08<F*>       133,192
    1,150,750   Federal Home Loan Mortgage Corporation, 1702BL, 7.00%, 07/15/21           1,119,703
    1,000,000   Federal National Mortgage Association, 1993-30 PL, 7.00%, 07/25/20          984,920
       31,624   Federal National Mortgage Association, 1991-115ZZ, 8.50%, 10/25/20           31,804
      300,000   Federal National Mortgage Association, 1992-174H, 7.25%, 09/25/21           293,589
    1,000,000   Federal National Mortgage Association, 1993-155TC, 7.00%, 03/25/23          992,480
    1,250,000   Federal National Mortgage Association, 1993-120N, 7.00%, 07/25/23         1,223,362
                                                                                        -----------
                    Total CMOs & REMICs - (identified cost $4,820,485)                    4,801,941
                                                                                        -----------

                                    18

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                             VALUE
PRINCIPAL                                                                                  (NOTE 1)
===================================================================================================
SHORT TERM - (14.83%)
    $2,050,000  Federal Home Loan Mortgage Corporation Discount Note, 5.40%, 07/01/97   $ 2,050,000
     2,120,000  Federal Home Loan Mortgage Corporation Discount Note, 5.42%, 07/03/97     2,119,362
                                                                                        -----------
                    - (identified cost $4,169,362)                                        4,169,362
                                                                                        -----------


                TOTAL INVESTMENTS - (99.10%) - (identified cost $27,924,949) <Fa>        27,865,585
                OTHER ASSETS LESS LIABILITIES - (0.90%)                                     252,083
                                                                                        -----------
                    NET ASSETS - (100%)                                                 $28,117,668
                                                                                        ===========

<Fa>Aggregate cost for Federal Income Tax purposes is $27,924,949.  At June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:
                Unrealized appreciation                                                 $   284,890
                Unrealized depreciation                                                    (344,254)
                                                                                        -----------
                    Net unrealized depreciation                                         $   (59,364)
                                                                                        ===========

<F*> The interest rates on floating rate securities, shown as of June 30, 1997, may change monthly or less frequently and are based on indices of market interest rates.




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                            VALUE
PRINCIPAL                                                                                  (NOTE 1)
===================================================================================================
FEDERAL FARM CREDIT BANK - (5.38%)
  $23,500,000   5.44%, 08/14/97 Discount Note - (identified cost $23,343,751)          $ 23,343,751
                                                                                       ------------
FEDERAL HOME LOAN BANK - (3.36%)
    9,355,000   5.41%, 07/09/97 Discount Note                                             9,323,777
    5,285,000   5.41%, 08/07/97 Discount Note                                             5,255,614
                                                                                       ------------
                          Total Federal Home Loan Bank -
                              (identified cost $14,579,391)                              14,579,391
                                                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - (43.87%)
    4,610,000   5.41%, 07/01/97 Discount Note                                             4,610,000
   20,300,000   5.42%, 07/02/97 Discount Note                                            20,296,944
   27,715,000   5.43%, 07/03/97 Discount Note                                            27,706,639
   15,615,000   5.43%, 07/07/97 Discount Note                                            15,600,868
    6,000,000   5.48%, 07/08/97 Discount Note                                             5,993,607
   41,840,000   5.43%, 07/14/97 Discount Note                                            41,757,959
    4,780,000   5.50%, 07/15/97 Discount Note                                             4,769,776
    5,080,000   5.40%, 07/17/97 Discount Note                                             5,067,808
    9,010,000   5.42%, 07/17/97 Discount Note                                             8,988,296
    8,700,000   5.42%, 07/18/97 Discount Note                                             8,677,733
   13,675,000   5.51%, 07/18/97 Discount Note                                            13,639,418
   12,575,000   5.51%, 07/23/97 Discount Note                                            12,532,657
   20,945,000   5.43%, 09/16/97 Discount Note                                            20,701,741
                                                                                       ------------
                          Total Federal Home Loan Mortgage Corporation -
                              (identified cost $190,343,446)                            190,343,446
                                                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (46.62%)
   25,000,000   5.42%, 07/10/97 Discount Note                                            24,966,125
   13,815,000   5.51%, 07/10/97 Discount Note                                            13,795,970
   26,630,000   5.44%, 07/11/97 Discount Note                                            26,589,759
   31,220,000   5.39%, 07/15/97 Discount Note                                            31,154,559
    2,520,000   5.43%, 07/16/97 Discount Note                                             2,514,299
    4,170,000   5.46%, 07/1797  Discount Note                                             4,159,881
    2,600,000   5.37%, 07/21/97 Discount Note                                             2,592,243
   10,755,000   5.43%, 07/22/97 Discount Note                                            10,720,934
   15,215,000   5.42%, 07/24/97 Discount Note                                            15,162,314
    4,630,000   5.40%, 07/25/97 Discount Note                                             4,613,332
   24,955,000   5.40%, 07/28/97 Discount Note                                            24,853,932
   12,800,000   5.44%, 08/18/97 Discount Note                                            12,707,157
    8,890,000   5.43%, 08/21/97 Discount Note                                             8,821,614
   19,840,000   5.44%, 09/12/97 Discount Note                                            19,621,143
                                                                                       ------------
                          Total Federal National Mortgage Association -
                              (identified cost $202,273,262)                            202,273,262
                                                                                       ------------

                TOTAL INVESTMENTS - (99.23%) - (identified cost $430,539,850) - <Fa>    430,539,850
                OTHER ASSETS LESS LIABILITIES - (0.77%)                                   3,339,154
                                                                                       ------------
                    NET ASSETS - (100%)                                                $433,879,004
                                                                                       ============

<Fa> Aggregate cost for Federal income tax purposes is $430,539,850.
SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS FINANCIAL FUND

                                                                                            VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
COMMON STOCK - (84.72%)

   AGRICULTURE - (0.91%)
       90,000   Archer-Daniels-Midland Co.                                             $  2,115,000
                                                                                       ------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (18.36%)
      155,000   BankAmerica Corp.                                                        10,007,187
      257,361   Bank of East Asia Ltd.                                                    1,072,988
       40,000   Bank of New York Co., Inc.                                                1,740,000
       46,800   Barnett Banks, Inc.                                                       2,457,000
       40,000   First Bank System, Inc.                                                   3,415,000
       24,000   Golden West Financial Corp.                                               1,680,000
       25,000   Greenpoint Financial Corp.                                                1,664,062
      311,688   Lloyds TSB Group PLC                                                      3,202,565
       18,000   J.P. Morgan & Co., Inc.                                                   1,878,750
       29,000   Norwest Corp.                                                             1,631,250
       90,000   State Street Corporation                                                  4,162,500
       60,000   TCF Financial Corp.                                                       2,962,500
       25,333   Wells Fargo & Co.                                                         6,827,244
                                                                                       ------------
                                                                                         42,701,046
                                                                                       ------------
   BUILDING MATERIALS - (4.07%)
      150,000   Martin Marietta Materials, Inc.                                           4,856,250
      110,400   Masco Corporation                                                         4,609,200
                                                                                       ------------
                                                                                          9,465,450
                                                                                       ------------
   CONSUMER PRODUCTS - (3.63%)
      160,000   Philip Morris Cos., Inc.                                                  8,431,250
                                                                                       ------------
   ENERGY - ( 3.10%)
       47,000   Burlington Resources, Inc.                                                2,073,875
       30,000   Cooper Cameron Corporation<F*>                                            1,402,500
       28,000   Halliburton Co.                                                           2,219,000
       25,000   Smith International, Inc.<F*>                                             1,518,750
                                                                                       ------------
                                                                                          7,214,125
                                                                                       ------------
   FINANCIAL SERVICES - (39.64%)
     INSURANCE - (25.10%)
        2,250   Alleghany Corp.<F*>                                                         489,375
       58,050   Allied Group, Inc.                                                        2,205,900
       40,000   The Allstate Corp.                                                        2,920,000
       15,375   American International Group, Inc.                                        2,296,641
       28,500   Aon Corporation                                                           1,474,875
       20,900   Argonaut Group, Inc.                                                        621,775
       32,000   W.R. Berkley Corp.                                                        1,872,000
       20,000   Chubb Corp.                                                               1,337,500
       26,000   Cincinnati Financial Corp.                                                2,058,875
       20,000   Executive Risk Inc.                                                       1,040,000
       62,500   FPIC Insurance Group, Inc.<F*>                                            1,421,875
       59,809   General Re Corp.                                                         10,885,238

                                    21

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                             VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
COMMON STOCK  - CONTINUED

   FINANCIAL SERVICES - CONTINUED
     INSURANCE - CONTINUED
       40,000   Harleysville Group, Inc.                                               $  1,522,500
       80,000   Leucadia National Corp.<F*>                                               2,475,083
       30,000   Mercury General Corp.                                                     2,182,500
        1,509   Nuernberger Beteil AGAKT LITA<F*>                                         1,297,804
       36,000   Orion Capital Corp.                                                       2,655,000
       71,000   Progressive Corp. (Ohio)                                                  6,177,000
      100,000   Risk Capital Holdings, Inc.<F*>                                           2,075,000
       31,500   State Auto Financial Corp.                                                  720,563
       68,900   Transatlantic Holdings Inc.                                               6,838,325
       14,250   Trenwick Group, Inc.                                                        539,719
       69,000   20th Century Industries                                                   1,449,000
       42,000   Vesta Insurance Group, Inc.                                               1,816,500
                                                                                       ------------
                                                                                         58,373,048
                                                                                       ------------
   OTHER FINANCIAL SERVICES - (14.54%)
      114,000   American Express Co.                                                      8,493,000
       50,000   Charles Schwab Corp.                                                      2,034,375
       73,200   Donaldson, Lufkin & Jenrette Inc.                                         4,373,700
       34,400   Jefferies Group, Inc.                                                     1,960,800
      143,950   Morgan Stanley, Dean Witter, Discover & Co.                               6,198,847
       81,000   SunAmerica, Inc.                                                          3,948,750
      108,000   Travelers Group Inc.                                                      6,810,750
                                                                                       ------------
                                                                                         33,820,222
                                                                                       ------------
   PHARMACEUTICALS - (1.97%)
       50,000   SmithKline Beecham PLC - ADR                                              4,581,250
                                                                                       ------------
   RAILROAD - (1.38%)
       47,000   Burlington Northern Santa Fe                                              1,797,500
       20,000   Union Pacific Corp.                                                       1,410,000
                                                                                       ------------
                                                                                          3,207,500
                                                                                       ------------
   RESTAURANT & FOOD - (4.05%)
      195,000   McDonald's Corp.                                                          9,420,937
                                                                                       ------------
   TECHNOLOGY - (6.90%)
       70,000   Hewlett-Packard Company                                                   3,920,000
       36,000   Intel Corp.                                                               5,097,375
       40,000   International Business Machines Corporation                               3,607,500
       50,000   Komag Inc.<F*>                                                              820,312
       30,000   Novellus Systems, Inc.<F*>                                                2,587,500
                                                                                       ------------
                                                                                         16,032,687
                                                                                       ------------

                                    22


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                             VALUE
SHARES/PRINCIPAL                                                                           (NOTE 1)
===================================================================================================
COMMON STOCK - CONTINUED

   TELECOMMUNICATIONS - (0.71%)
       60,000   AirTouch Communications, Inc.<F*>                                      $  1,642,500
                                                                                       ------------
                Total Common Stock - (identified cost $124,673,665)                     197,005,015
                                                                                       ------------

CONVERTIBLE BOND - (0.60%)
    $ 750,000   Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                    - (identified cost $980,626)                                          1,383,750
                                                                                       ------------

SHORT TERM - ( 13.30%)
    11,920,000  Federal Home Loan Bank Discount Note, 5.47%, 07/04/97                    11,916,378
    15,420,000  Federal Home Loan Mortgage Corporation Discount Note, 5.41%, 07/01/97    15,420,000
     3,600,000  Federal National Mortgage Association Discount Note, 5.37%, 07/21/97      3,589,260
                                                                                       ------------
                    - (identified cost $30,925,638)                                      30,925,638
                                                                                       ------------

                TOTAL INVESTMENTS - (98.62%) - (identified cost $156,579,929) - <Fa>    229,314,403
                OTHER ASSETS LESS LIABILITIES - (1.38%)                                   3,217,113
                                                                                       ------------
                    NET ASSETS - (100%)                                                $232,531,516
                                                                                       ============

<F*>Non-Income Producing Security.

<Fa>Aggregate cost for Federal Income Tax purposes is $156,579,929.  At June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:
                Unrealized appreciation                                                $ 73,172,632
                Unrealized depreciation                                                    (438,158)
                                                                                       ------------
                    Net unrealized appreciation                                        $ 72,734,474
                                                                                       ============





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                             VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
CONVERTIBLE PREFERRED STOCK - (36.57%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - ( 7.95%)
       24,300   Banc One Corp., $3.50, Ser. C Conv. Pfd                                 $ 2,296,350
       47,500   Morgan Stanley Group Inc. - Citicorp, 5.50%, Ser. CCI Conv. Pfd           5,124,063
                                                                                        -----------
                                                                                          7,420,413
                                                                                        -----------
   COMMUNICATIONS - (4.48%)
       45,500   AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.                   2,184,000
       40,000   Loral Space & Communications, Inc., 6.00%, 144A Conv. Pfd.                2,000,000
                                                                                        -----------
                                                                                          4,184,000
                                                                                        -----------
   DIVERSIFIED (REIT) - (1.13%)
       20,000   Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.                            1,060,000
                                                                                        -----------
   ENERGY - (6.48%)
       30,000   Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd.                        2,115,000
        8,300   Devon Financing Trust, $3.25, Conv. Pfd.                                    585,150
       27,000   Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd.                        1,539,000
       31,320   Unocal Corp., 6.25%, Conv. Pfd.                                           1,808,730
                                                                                        -----------
                                                                                          6,047,880
                                                                                        -----------
   HOTELS - (1.75%)
       27,900   Host Marriot Financial Trust, 6.75%, Ser. 144A Conv. Pfd.                 1,632,150
                                                                                        -----------
   INDUSTRIAL (REIT) - (0.60%)
       20,000   Security Capital Industrial Trust, 7.00%,  Ser. B Cum. Conv. Pfd            557,500
                                                                                        -----------
   INSURANCE - (3.72%)
       32,000   SunAmerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd.              3,468,000
                                                                                        -----------
   MARINE SUPPORT - (1.22%)
       22,000   Hvide Capital Trust, 6.50%, Ser. 144A Conv. Pfd.<F*>                      1,144,000
                                                                                        -----------
   MULTI-FAMILY HOUSING (REITS) - (1.60%)
       28,300   Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd.                      732,263
       25,000   Security Capital Pacific Trust Ser. A Conv. Pfd                             762,500
                                                                                        -----------
                                                                                          1,494,763
                                                                                        -----------
   PULP & PAPER - (2.24%)
       15,000   James River Corp. of Virginia, 9.00%, Ser. P Conv. Pfd.                     517,500
       24,500   Sonoco Products Co., $2.25, Ser. A Conv. Pfd.                             1,571,063
                                                                                        -----------
                                                                                          2,088,563
                                                                                        -----------
   REAL ESTATE DEVELOPMENT - (3.62%)
       70,000   Rouse Company, $3.00, Ser. B Conv. Pfd.                                   3,377,500
                                                                                        -----------
   SELF STORAGE (REIT) - (1.78%)
       34,000   Public Storage, Inc., 8.25%, Conv. Pfd.                                   1,666,000
                                                                                        -----------

                Total Convertible Preferred Stock - (identified cost $24,806,508)        34,140,769
                                                                                        -----------

                                    24


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                             VALUE
PRINCIPAL                                                                                  (NOTE 1)
===================================================================================================
CONVERTIBLE BONDS - (25.85%)

   BUILDING & HOME PRODUCTS - (2.60%)
   $  250,000   Home Depot Inc., Conv. Sub. Deb., 3.25%, 10/01/01                        $  283,750
    2,000,000   Masco Corp., Conv. Sub. Deb., 5.25%, 02/15/12                             2,145,000
                                                                                        -----------
                                                                                          2,428,750
                                                                                        -----------
   ELECTRONICS - (1.67%)
      297,000   General Instruments Corp., Conv. Sub. Deb., 5.00%, 06/15/00                 332,640
      600,000   Texas Instruments, Inc., Conv. Sub. Deb., 2.75%, 09/29/02                 1,225,500
                                                                                        -----------
                                                                                          1,558,140
                                                                                        -----------
   ENERGY - (1.64%)
    1,950,000   Baker Hughes Inc., Sr. Liquid Yield Option Notes, Zero Cpn.,
                   05/05/08<F*>                                                           1,533,187
                                                                                        -----------
   ENGINEERING - (0.58%)
      500,000   Thermo Electron Corp., 144A Conv. Sub. Deb., 4.25%, 01/01/03                543,750
                                                                                        -----------
   FINANCIAL SERVICES - (2.20%)
      500,000   Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01                        2,052,910
                                                                                        -----------
   HOTELS - (1.26%)
    1,100,000   Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06                    1,177,000
                                                                                        -----------
   INDUSTRIAL (REIT) - (0.93%)
      700,000   Liberty Property Trust, Conv. Sub. Deb., 8.00%, 07/01/01                    871,500
                                                                                        -----------
   INSURANCE - (10.24%)
      900,000   Conseco Inc., Conv. Sub. Deb., 6.50%, 10/01/05                            2,589,750
    1,000,000   Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02               1,845,000
    3,803,000   Equitable Companies Inc., Conv. Sub. Deb., 6.125%, 12/15/24               5,124,542
                                                                                        -----------
                                                                                          9,559,292
                                                                                        -----------
   MANAGEMENT SERVICES - (0.57%)
    1,000,000   Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07<F*>                        532,500
                                                                                        -----------
   MEDICAL SERVICES - (0.29%)
      250,000   Phycor Inc., Conv. Sub. Deb., 4.50%, 02/15/03                               270,000
                                                                                        -----------
   MULTI-FAMILY HOUSING (REIT) - (0.70%)
      500,000   Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/01                     653,125
                                                                                        -----------
   OFFICE SUPPLIES - (0.97%)
      750,000   U S Office Products Co., Conv. Sub. Notes, 5.50%, 02/01/01                  904,688
                                                                                        -----------
   POLLUTION CONTROL/WASTE MANAGEMENT - (1.74%)
    1,500,000   USA Waste Services Inc., Conv. Sub. Notes, 4.00%, 02/01/02                1,621,875
                                                                                        -----------
   RETAIL (REIT) - (0.40%)
      350,000   Mid-Atlantic Realty Trust, Conv. Sub. Deb., 7.625%, 09/15/03                374,937
                                                                                        -----------
   TRANSPORTATION - (0.06%)
      500,000   Florida West Airlines, Inc., 8.00%, 03/25/99<Fdag>                           50,000
                                                                                        -----------

                Total Convertible Bonds - (identified cost $18,612,908)                  24,131,654
                                                                                        -----------

                                    25

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                             VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
COMMON STOCK  - (32.19%)

   BANKS  AND SAVINGS & LOAN ASSOCIATIONS - (5.72%)
       41,774   Bank of New York Co., Inc..                                             $ 1,817,169
       27,453   First Bank System, Inc.                                                   2,343,800
       21,006   Norwest Corp.                                                             1,181,588
                                                                                        -----------
                                                                                          5,342,557
                                                                                        -----------
   CONSUMER PRODUCTS - (2.72%)
       77,000   RJR Nabisco Holdings Corp.                                                2,541,000
                                                                                        -----------
   DIVERSIFIED (REIT) - (4.37%)
       56,600   Vornado Realty Trust                                                      4,082,275
                                                                                        -----------
   ENERGY - (1.27%)
       30,706   Noble Affiliates, Inc.                                                    1,187,938
                                                                                        -----------
   HOTELS (REIT) - (0.58%)
       21,400   Patriot American Hospitality Inc.                                           545,700
                                                                                        -----------
   INSURANCE - (5.03%)
       48,695   Leucadia National Corp.<F*>                                               1,506,502
       50,541   Travelers Group Inc.                                                      3,187,242
                                                                                        -----------
                                                                                          4,693,744
                                                                                        -----------
   MULTI-FAMILY HOUSING (REITS) - (3.49%)
       55,200   Avalon Properties, Inc.                                                   1,580,100
       45,400   Bay Apartment Communities, Inc.                                           1,679,800
                                                                                        -----------
                                                                                          3,259,900
                                                                                        -----------
   OFFICE /INDUSTRIAL (REITS/REOCS) - (6.55%)
       27,000   Beacon Properties Corp.                                                     901,125
       16,700   Cali Realty Corp.                                                           567,800
       58,156   Centerpoint Properties Corp.                                              1,846,453
        8,460   Crescent Operating, Inc.<F*>                                                109,980
       84,600   Crescent Real Estate Equities Company                                     2,686,050
                                                                                        -----------
                                                                                          6,111,408
                                                                                        -----------
   OIL & GAS - (0.85%)
       35,213   Noble Drilling Corp.<F*>                                                    794,493
                                                                                        -----------
   RETAIL (REIT) - (0.78%)
       22,750   Kimco Realty Corp.                                                          722,312
                                                                                        -----------
   TRANSPORTATION/RAIL - (0.83%)
        8,574   Burlington Northern Santa Fe Corp.                                          770,588
                                                                                        -----------


                Total Common Stock - (identified cost $23,170,719)                       30,051,915
                                                                                        -----------

                                    26


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                             VALUE
UNITS/PRINCIPAL                                                                            (NOTE 1)
===================================================================================================
WARRANTS - (1.58%)
       14,500   Intel Corp., Expiring 03/14/98 - (identified cost $1,530,955)           $ 1,472,656
                                                                                        -----------

SHORT TERM - (3.58%)
   $3,340,000   Federal Home Loan Bank Discount Note, 5.55%, 07/01/97
                    - (identified cost $3,340,000)                                        3,340,000
                                                                                        -----------


                TOTAL INVESTMENTS - (99.77%) - (identified cost $71,461,090) - <Fa>     $93,136,994
                OTHER ASSETS LESS LIABILITIES - (0.23%)                                     213,261
                                                                                        -----------
                    NET ASSETS - (100%)                                                 $93,350,255
                                                                                        ===========

<F*>Non-Income Producing Security.

<Fdag>This security is in default and is not currently paying interest.

<Fa>Aggregate cost for Federal Income Tax purposes is $71,461,090. At June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation                                                 $22,313,476
                Unrealized depreciation                                                    (637,572)
                                                                                        -----------
                    Net unrealized appreciation                                         $21,675,904
                                                                                        ===========




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS REAL ESTATE FUND

                                                                                             VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
COMMON STOCK - (87.23%)

   APARTMENTS (REITS) - (18.51%)
      133,400   Ambassador Apartments Inc.                                             $  3,318,325
       54,000   Apartment Investment & Management Company                                 1,525,500
       60,600   Avalon Properties, Inc.                                                   1,734,675
       68,900   Bay Apartment Communities, Inc.                                           2,549,300
       72,533   Camden Property Trust                                                     2,293,856
      108,200   Equity Residential Properties Trust                                       5,139,500
       63,200   Essex Property Trust                                                      2,030,300
       77,000   Gables Residential Trust                                                  1,944,250
       90,300   Irvine Apartment Communities, Inc.                                        2,663,850
       22,000   Oasis Residential, Inc.                                                     517,000
       75,000   Post Properties, Inc.                                                     3,042,188
       78,900   Security Capital Pacific Trust                                            1,804,838
       40,000   United Dominion Realty Trust Inc.                                           567,500
                                                                                       ------------
                                                                                         29,131,082
                                                                                       ------------
   DIVERSIFIED (REITS) - (1.45%)
      100,000   First Union Real Estate Investments                                       1,412,500
       40,000   Pacific Gulf Properties, Inc.                                               880,000
                                                                                       ------------
                                                                                          2,292,500
                                                                                       ------------
   GOLF (REITS) - (3.24%)
      132,000   Golf Trust of America, Inc.                                               3,671,250
       41,000   National Golf Properties, Inc.                                            1,424,750
                                                                                       ------------
                                                                                          5,096,000
                                                                                       ------------
   HOTELS & LODGING - (17.23%)
       65,000   Boykin Lodging Company (REIT)                                             1,555,937
       45,000   Bristol Hotel Co.<F*>                                                     1,732,500
       95,500   CapStar Hotel Company<F*>                                                 3,056,000
      115,900   FelCor Suite Hotels, Inc. (REIT)                                          4,317,275
       52,000   Host Marriot Corp.<F*>                                                      926,250
      231,100   Jameson Inns Inc.                                                         2,700,981
      148,600   Patriot American Hospitality, Inc. (REIT).                                3,789,300
      300,000   Servico, Inc.<F*>                                                         4,462,500
      150,000   Sunstone Hotel Investors, Inc. (REIT)                                     2,175,000
       56,300   Starwood Lodging Trust (REIT).                                            2,403,306
                                                                                       ------------
                                                                                         27,119,049
                                                                                       ------------
   INDUSTRIAL (REITS) - (6.84%)
       90,700   Centerpoint Properties Corp.                                              2,879,725
       30,000   First Industrial Realty Trust                                               877,500
       89,000   Liberty Property Trust                                                    2,213,875
      164,800   Reckson Associates Realty Corp.                                           3,790,400

                                    28

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                             VALUE
SHARES                                                                                     (NOTE 1)
===================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL (REITS) - CONTINUED
       20,952   Security Capital Industrial Trust                                      $    450,468
       18,000   Weeks Corp.                                                                 562,500
                                                                                       ------------
                                                                                         10,774,468
                                                                                       ------------
   OFFICE SPACE (REITS) - (19.35%)
       30,000   Alexandria Real Estate Equities, Inc.                                       658,125
       45,000   Beacon Properties Corp.                                                   1,501,875
      225,000   Boston Properties, Inc.                                                   6,187,500
      148,400   Cali Realty Corp.                                                         5,045,600
       30,000   CarrAmerica Realty Corp.                                                    862,500
       19,240   Crescent Operating, Inc.<F*>                                                250,120
      192,400   Crescent Real Estate Equities Company                                     6,108,700
       27,500   Duke Realty Investments, Inc.                                             1,113,750
       67,700   Kilroy Realty Corporation                                                 1,709,425
      167,000   Parkway Properties Inc.                                                   4,488,125
       85,000   Prentiss Properties Trust                                                 2,178,125
       10,000   Spieker Properties Inc.                                                     351,875
                                                                                       ------------
                                                                                         30,455,720
                                                                                       ------------
   REAL ESTATE DEVELOPMENT - (4.84%)
      136,000   Catellus Development Corporation<F*>                                      2,465,000
       30,000   Rouse Company                                                               885,000
      200,000   Trizec Hahn Corporation                                                   4,275,000
                                                                                       ------------
                                                                                          7,625,000
                                                                                       ------------
   RESORTS/THEME PARKS - (1.75%)
       75,000   Premier Parks Inc.<F*>                                                    2,760,938
                                                                                       ------------
   RETAIL (REITS) - (10.06%)
       26,800   Chelsea GCA Realty Inc.                                                   1,018,400
       15,000   Developers Diversified Realty Corp.                                         600,000
      100,000   IRT Property Company                                                      1,175,000
       75,300   JDN Realty Corp.                                                          2,353,125
       39,450   Kimco Realty Corp.                                                        1,252,537
       66,800   The Macerich Co.                                                          1,853,700
       25,000   Regency Realty Corp.                                                        681,250
       86,964   Simon De Bartolo Group Inc.                                               2,782,848
       30,000   Urban Shopping Centers Inc.                                                 956,250
       33,350   Vornado Realty Trust                                                      2,405,369
       18,000   Weingarten Realty Investors                                                 760,500
                                                                                       ------------
                                                                                         15,838,979
                                                                                       ------------
   STORAGE (REITS) - (3.96%)
      103,300   Public Storage, Inc.                                                      3,021,525
       15,000   Sovran Self Storage Inc.                                                    438,750

                                    29

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1997 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                             VALUE
SHARES/PRINCIPAL                                                                           (NOTE 1)
===================================================================================================
COMMON STOCK - CONTINUED

   STORAGE (REITS) - CONTINUED
       25,400   Storage Trust Realty                                                   $    673,100
       55,000   Storage USA Inc.                                                          2,103,750
                                                                                       ------------
                                                                                          6,237,125
                                                                                       ------------

                      Total Common Stock - (identified cost $114,224,104)               137,330,861
                                                                                       ------------

CONVERTIBLE PREFERRED STOCK - (2.67%)

   REAL ESTATE - (2.67%)
       16,700   Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd.                      432,112
       50,000   Rouse Company, $3.00, Ser. B Conv. Pfd.                                   2,412,500
       10,000   Security Capital Pacific Trust, $1.75, Ser. A  Conv. Pfd.                   305,000
       20,000   Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.                            1,060,000
                                                                                       ------------
                      Total Preferred Stock - (identified cost $4,144,525)                4,209,612
                                                                                       ------------
CONVERTIBLE CORPORATE BONDS - (0.20%)

   REAL ESTATE - (0.20%)
  $   250,000   Liberty Property Trust, Conv. Sub. Deb., 8.00%, 07/01/01
                      Total Convertible Bonds - (identified cost $250,000)                  311,250
                                                                                       ------------

SHORT TERM - (8.47%)
   13,330,000   Federal Home Loan Mortgage Corporation Discount Note, 5.39%, 07/01/97
                    - (identified cost $13,330,000)                                      13,330,000
                                                                                       ------------


                TOTAL INVESTMENTS - (98.57%) - (identified cost $131,948,629) - <Fa>    155,181,723
                OTHER ASSETS LESS LIABILITIES - (1.43%)                                  2,253,072
                                                                                       ------------
                      NET ASSETS - (100%)                                              $157,434,795
                                                                                       ============

<F*>Non-Income Producing Security.

<Fa>Aggregate cost for Federal Income Tax purposes is $131,948,629.  At June 30, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation                                                $ 23,718,050
                Unrealized depreciation                                                    (484,956)
                                                                                       ------------
                Net unrealized appreciation                                            $ 23,233,094
                                                                                       ============

SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES  At June 30, 1997 (Unaudited)

========================================================================================================================
                                                                  DAVIS
                                   DAVIS          DAVIS         GOVERNMENT                       DAVIS
                                  GROWTH       GOVERNMENT         MONEY           DAVIS       CONVERTIBLE      DAVIS
                                OPPORTUNITY       BOND            MARKET        FINANCIAL     SECURITIES    REAL ESTATE
                                   FUND           FUND             FUND           FUND           FUND           FUND
                                   ----           ----             ----           ----           ----           ----
ASSETS:
Investments in securities, at
   value (see schedules of
   investments)                 $78,372,184    $27,865,585     $430,539,850   $229,314,403    $93,136,994   $155,181,723
Cash                                 25,446         71,944           31,232         20,773          7,853              -
Receivables:
   Dividends and interest            33,960        226,406            2,324        209,877        384,306        554,939
   Capital stock sold                83,881         50,810       5,969,188       4,470,024        881,242      3,421,109
   Securities sold                        -              -                -              -        993,731              -
   Note receivable (Note 7)               -              -                -      1,499,963              -              -
                                -----------    -----------     ------------   ------------    -----------   ------------
       Total assets              78,515,471     28,214,745      436,542,594    235,515,040     95,404,126    159,157,771
                                -----------    -----------     ------------   ------------    -----------   ------------
LIABILITIES:
Cash Overdraft                            -              -                -              -              -         98,057
Payables:
   Investment securities
     purchased                      677,738              -                -      2,552,846      2,016,200      1,246,750
   Capital stock reacquired           6,388          9,408        1,080,803        144,499          9,937        121,192
Accrued expenses                     81,113         62,064          399,933        194,541          8,895        179,528
Commissions payable to
     distributor (Note 3)            63,628         25,605                -         91,638         18,839         77,449
Distributions payable                     -              -        1,182,854              -              -              -
                                -----------    -----------     ------------   ------------    -----------   ------------
       Total liabilities            828,867         97,077        2,663,590      2,983,524      2,053,871      1,722,976
                                -----------    -----------     ------------   ------------    -----------   ------------

NET ASSETS (Note 5)             $77,686,604    $28,117,668     $433,879,004   $232,531,516    $93,350,255   $157,434,795
                                ===========    ===========     ============   ============    ===========   ============
CLASS A SHARES
   Net assets                   $33,690,074    $16,662,084     $414,099,304   $170,114,429    $54,688,172   $ 84,876,161
   Shares outstanding             1,515,879      2,896,071      414,099,304      7,717,730      2,320,649      3,693,821
   Net asset value and redemp-
     tion price per share (net
     assets/shares outstanding)     $ 22.22         $ 5.75           $ 1.00        $ 22.04        $ 23.57        $ 22.98
                                    =======         ======           ======        =======        =======        =======
   Maximum offering price per
     share (100/95.25 of net
     asset value)                   $ 23.33         $ 6.04           $ 1.00        $ 23.14        $ 24.75         $24.13
                                    =======         ======           ======        =======        =======        =======
CLASS B SHARES
   Net assets                   $43,996,530    $11,455,584     $ 13,924,781   $ 61,925,922    $ 7,228,974   $ 52,104,130
   Shares outstanding             2,023,819      1,995,515       13,924,781      2,843,910        310,043      2,279,111
   Net asset value, offering
     and redemption price per
     share (net assets/shares
     outstanding) (Note 3)          $ 21.74         $ 5.74           $ 1.00        $ 21.77        $ 23.32        $ 22.86
                                    =======         ======           ======        =======        =======        =======
CLASS C SHARES
   Net assets                                                  $  5,854,919

   Shares outstanding                                             5,854,919
   Net asset value, offering
     and redemption price per
     share (net assets/shares
     outstanding)                                                    $ 1.00
                                                                     ======

CLASS Y SHARES
   Net assets                                                                 $    491,165    $31,433,109   $ 20,454,504
   Shares outstanding                                                               22,264      1,329,523        884,742
   Net asset value, offering
     and redemption price per
     share (net assets/shares
     outstanding)                                                                  $ 22.06        $ 23.64        $ 23.12
                                                                                   =======        =======        =======

SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS SERIES, INC.
STATEMENT OF OPERATIONS Six months ended June  30, 1997 (Unaudited)

========================================================================================================================
                                                                   DAVIS
                                   DAVIS           DAVIS         GOVERNMENT                       DAVIS
                                  GROWTH        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE      DAVIS
                                OPPORTUNITY        BOND            MARKET        FINANCIAL     SECURITIES    REAL ESTATE
                                   FUND            FUND             FUND           FUND           FUND           FUND
                                   ----            ----             ----           ----           ----           ----
INVESTMENT  INCOME
   (LOSS):
Income:
   Dividends (net of foreign
     taxes withheld of $20,030,
     $869 and $1,800 for
     Financial Fund,
     Convertible Securities
     Fund and Davis Real Estate
     Fund, respectively)        $   175,385     $        -      $         -    $ 1,003,440     $1,305,667    $ 2,251,857
   Interest                         236,783      1,062,407       11,043,033        504,139        517,148        405,120
                                -----------     ----------      -----------    -----------     ----------    -----------
       Total income                 412,168      1,062,407       11,043,033      1,507,579      1,822,815      2,656,977
                                -----------     ----------      -----------    -----------     ----------    -----------
Expenses:
   Management fees (Note 2)         266,896         72,644          981,031        595,776        312,390        384,509
   Custodian fees                    39,151         40,815           69,526         61,309         34,786         50,079
   Transfer agent fees
       Class A                       23,659         14,572           88,777         51,268          7,975         34,516
       Class B                       37,415          9,145            1,828         23,633          2,465         29,725
       Class C                            -              -              622              -              -              -
       Class Y                            -              -                -             50             37             77
   Audit fees                         6,300          7,500            3,300          6,600          3,700          5,400
   Legal fees                         4,263          1,931           25,838         16,897          5,100          6,236
   Accounting fees (Note 2)          14,585         10,415            8,335         12,500         16,665         16,665
   Reports to shareholders           15,663          4,999           13,054          7,540          1,203          7,162
   Directors' fees and expenses      11,863          5,974           21,414          9,576          6,474          7,093
   Registration and filing fees      19,683         21,058           54,884         24,304          8,299         31,356
   Miscellaneous                      8,258         19,827           33,217          5,172            864         11,763
   Distribution plan payments
     (Note 3)
       Class A                       27,979         20,741                -         78,335         28,348         57,068
       Class B                      201,542         60,559                -        136,742         19,380        157,534
                                -----------     ----------      -----------    -----------     ----------    -----------
       Total expenses               677,257        290,180        1,301,826      1,029,702        447,686        799,183
   Fee Reduction (Note 6)            (3,163)          (789)          (1,291)          (347)        (6,177)        (1,304)
                                -----------     ----------      -----------    -----------     ----------    -----------
   Net expenses                     674,094        289,391        1,300,535      1,029,355        441,509        797,879
                                -----------     ----------      -----------    -----------     ----------    -----------
       Net investment
         income (loss)             (261,926)       773,016        9,742,498        478,224      1,381,306      1,859,098
                                -----------     ----------      -----------    -----------     ----------    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain from
   investment transactions        2,125,836        189,048                -      1,805,314      4,156,369        541,093
Net increase (decrease)  in
   unrealized appreciation/
   depreciation of investments
   during the period              9,555,933       (228,524)               -     29,781,767      4,107,278      8,062,358
                                -----------     ----------      -----------    -----------     ----------    -----------

     Net realized and
       unrealized gain (loss)
       on investments gain
       (loss) on investments     11,681,769        (39,476)               -     31,587,081      8,263,647      8,603,451
                                -----------     ----------      -----------    -----------     ----------    -----------
     Net increase in net
       assets resulting from
       operations               $11,419,843     $  733,540      $ 9,742,498    $32,065,305     $9,644,953    $10,462,549
                                ===========     ==========      ===========    ===========     ==========    ===========


SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Six months ended June  30, 1997 (Unaudited)

========================================================================================================================
                                                                  DAVIS
                                   DAVIS           DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH        GOVERNMENT        MONEY           DAVIS       CONVERTIBLE      DAVIS
                                OPPORTUNITY        BOND           MARKET        FINANCIAL     SECURITIES    REAL ESTATE
                                   FUND            FUND            FUND           FUND           FUND           FUND
                                   ----            ----            ----           ----           ----           ----
OPERATIONS:
   Net investment income (loss) $  (261,926)   $   773,016     $  9,742,498   $    478,224    $ 1,381,306   $  1,859,098
   Net realized gain from
     investment transactions      2,125,836        189,048                -      1,805,314      4,156,369        541,093
   Net increase (decrease) in
     unrealized appreciation/
     depreciation of
     investments                  9,555,933       (228,524)               -     29,781,767      4,107,278      8,062,358
                                -----------    -----------     ------------   ------------    -----------   ------------
   Net increase in net assets
     resulting from operations   11,419,843        733,540        9,742,498     32,065,305      9,644,953     10,462,549

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:
   Net investment income
     Class A                              -       (498,784)      (9,477,877)             -       (433,971)      (477,558)
     Class B                              -       (309,794)        (197,104)             -        (26,441)      (229,289)
     Class C                              -              -          (67,517)             -              -              -
     Class Y                              -              -                -              -       (301,079)      (181,211)


CAPITAL SHARE
   TRANSACTIONS (NOTE 5)           (234,201)    (2,894,748)      22,462,710     84,673,481      6,544,714     86,269,227
                                -----------    -----------     ------------   ------------    -----------   ------------

       Total increase
         (decrease) in
         net assets              11,185,642     (2,969,786)      22,462,710    116,738,786     15,428,176     95,843,718

NET ASSETS:
   Beginning of period           66,500,962     31,087,454      411,416,294    115,792,730     77,922,079     61,591,077
                                -----------    -----------     ------------   ------------    -----------   ------------

   End of period                $77,686,604    $28,117,668     $433,879,004   $232,531,516    $93,350,255   $157,434,795
                                ===========    ===========     ============   ============    ===========   ============

NET ASSETS CONSIST OF:
   Undistributed net investment
     income (deficit)           $         -    $   (35,562)    $          -   $    478,224    $   619,816   $    971,040
   Paid-in capital               33,418,596     32,528,952      433,879,004    157,513,504     66,997,689    132,689,568
   Accumulated net realized
     gain (loss)                  2,125,836     (4,316,358)               -      1,805,314      4,056,846        541,093
   Unrealized appreciation
     (depreciation) on
     investments                 42,142,172        (59,364)               -     72,734,474     21,675,904     23,233,094
                                -----------    -----------     ------------   ------------    -----------   ------------
                                $77,686,604    $28,117,668     $433,879,004   $232,531,516    $93,350,255   $157,434,795
                                ===========    ===========     ============   ============    ===========   ============



SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1996

========================================================================================================================
                                                                  DAVIS
                                   DAVIS           DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH        GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY        BOND           MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                   FUND            FUND            FUND           FUND           FUND            FUND
                                   ----            ----            ----           ----           ----            ----
OPERATIONS:
   Net investment income (loss) $  (752,215)   $ 1,892,804     $ 17,866,321   $    826,707    $ 2,179,172    $ 1,500,187
   Net realized gain from
     investment transactions      5,082,446        170,808                -      5,277,490      5,214,600        733,835
   Net increase (decrease) in
     unrealized appreciation/
     depreciation of
     investments                  5,946,731     (1,062,065)               -     20,747,872     10,270,464     12,119,634
                                -----------    -----------     ------------   ------------    -----------    -----------
   Net increase in net assets
     resulting from operations   10,276,962      1,001,547       17,866,321     26,852,069     17,664,236     14,353,656

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:
   Net investment income
     Class A                              -     (1,178,705)     (17,525,480)      (835,471)    (2,094,357)    (1,269,681)
     Class B                              -       (714,099)        (266,131)        (2,523)       (33,281)      (146,572)
     Class C                              -              -          (74,710)             -              -              -
     Class Y                              -              -                -              -        (92,432)      (105,733)
   Realized gains from
   investment transactions
     Class A                     (2,051,127)             -                -     (4,907,119)    (2,972,683)      (385,179)
     Class B                     (3,031,319)             -                -       (370,371)      (142,573)      (123,445)
     Class Y                              -              -                -                    (2,229,742)      (209,063)
   Paid-in capital
     Class A                        (18,603)      (322,082)               -        (21,227)       (24,207)      (319,474)
     Class B                        (27,494)      (223,986)               -           (721)          (437)       (26,294)
     Class Y                              -              -                -              -         (1,614)       (21,298)

CAPITAL SHARE
   TRANSACTIONS (NOTE 5)          3,136,657     (4,936,341)      51,126,506     13,441,577      7,714,677     20,110,368
                                -----------    -----------     ------------   ------------    -----------    -----------

       Total increase
         (decrease) in
         net assets               8,285,076     (6,373,666)      51,126,506     34,156,214     17,787,587     31,857,285

NET ASSETS:
   Beginning of period           58,215,886     37,461,120      360,289,788     81,636,516     60,134,492     29,733,792
                                -----------    -----------     ------------   ------------    -----------    -----------

   End of period                $66,500,962    $31,087,454     $411,416,294   $115,792,730    $77,922,079    $61,591,077
                                ===========    ===========     ============   ============    ===========    ===========

NET ASSETS CONSIST OF:
   Paid-in capital              $33,914,723    $35,423,700     $411,416,294   $ 72,840,023    $60,452,976    $46,420,341
   Accumulated net realized
     gain (loss)                          -     (4,505,407)               -              -        (99,523)             -
   Unrealized appreciation
     on investments              32,586,239        169,161                -     42,952,707     17,568,626     15,170,736
                                -----------    -----------     ------------   ------------    -----------    -----------
                                $66,500,962    $31,087,454     $411,416,294   $115,792,730    $77,922,079    $61,591,077
                                ===========    ===========     ============   ============    ===========    ===========



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At June 30, 1997 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series fund issuing shares of common stock in the following six series:

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. The Fund invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in at least three classes, Class A, Class B and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares were offered commencing September 1, 1996. The Davis Government Money Market Fund offers Class C shares which are sold at net asset value. All classes have identical rights with respect to voting (exclusive of each Class distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A.    VALUATION OF SECURITIES -   Securities listed on national securities
exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. The Davis Government Money Market Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Company may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Company as an unrealized gain or loss. When the forward currency contract is closed, the Company records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. FEDERAL INCOME TAXES - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no provision for federal income tax is required. At June 30, 1997, the Davis Government Bond Fund had approximately $4,505,400 of capital loss carryovers available to offset future capital gains, if any, of which $2,603,500, $1,110,900, $84,300, $376,100, $298,600 and $32,000 expire in
1997, 1998, 1999, 2001, 2002 and 2003, respectively.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. OTHER - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with the requirements of the Internal Revenue Code. Dividends and distributions to shareholders are recorded on the ex-dividend date.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

      Advisory fees are paid monthly to Davis Selected Advisers, L.P. the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is .50 of 1% of the first $250 million of average daily net assets, .45 of 1% of the next $250 million of average daily net assets and
 .40 of 1% of average daily net assets in excess of $500 million. The fee for the Davis Government Bond Fund is .50 of 1% average daily net assets. The rate for the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is .75 of 1% of the average daily net assets for the first $250 million, .65 of 1% of the average net assets on the next $250 million, and .55 of 1% of the av-erage daily net assets in excess of $500 million.

      Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), a subsidiary of the the Adviser, became the Underwriter and Distributor of the Funds. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor. The Distributor is paid for registering Fund shares for sale in various states. The fee for the six months ended June 30, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,000 for each fund. The Distributor is also paid for certain transfer agent services. The fee for the six months ended June 30, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,792, $2,626, $5,588, $7,572, $1,669 and $6,354, respectively.

      The Adviser is paid for certain accounting services. The fee for the six months ended June 30, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $14,585, $10,415, $8,335, $12,500, $16,665 and $16,665, respectively.
Certain directors and officers of the Company are also directors and officers of the general partner of Davis Selected Advisers, L.P.

      Tanaka Capital Management, Inc. ("Tanaka"), acts as the sub-adviser of the Davis Growth Opportunity Fund. Tanaka manages the day to day investment operations for the Davis Growth Opportunity Fund. Tanaka also provides investment advisory services to employee benefit plans, institutions, trusts and individuals. Graham Y. Tanaka is the owner of Tanaka. The Company pays no fees directly to Tanaka. Tanaka receives from the Adviser a reallowed portion of its advisory fee equal to .30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net assets and .25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, Tanaka's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

      Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, also acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Company pays no fees directly to DSA-NY.

      The Company has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 1997, SCD received $5,520 in commission on the purchases and sales of portfolio securities in Davis Financial Fund.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

      CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

      Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

      During the six months ended June 30, 1997, Davis Distributors, LLC (or its predecessor, Davis Selected Advisers, L.P.), the Company's Underwriter (the "Underwriter") received $87,312, $19,352, $1,101,454, $173,846 and
$1,125,750 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Funds' capital stock, respectively, of which $13,486, $3,026, $175,414, $28,838 and $176,765 was retained by the Underwriter and the remaining $73,826, $16,326, $926,040, $145,508 and $948,985 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

      The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 1997 was $27,979, $20,741, $78,335, $28,348 and
$57,068, respectively.

      CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

      Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

      Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) have entered into a Distribution Plan with Davis Distributors, LLC (the "Distributor") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans provide that the Funds will pay the Distributor a 4% commission on the proceeds from the sale of each Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. Pursuant to rules implemented by the National Association of Securities Inc. (the "NASD"), distribution plan payments are limited to 1% of each Fund's annual average net assets attributable to Class B shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

(plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

      During the six months ended June 30, 1997, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included commissions of $153,429, $45,771, $102,904, $14,657 and $117,393, respectively and maintenance fees of $48,113, $14,788, $33,838, $4,723 and $40,141, respectively.

      Commissions earned by the Distributor during the six months ended June 30, 1997 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $91,707, $41,232, $1,918,856, $183,185 and $1,519,297 of which $90,341, $44,368, $1,804,416,
$178,609 and $1,464,275 was reallowed to qualified selling dealers.

      The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $115,446, $408,866, $2,088,552, $218,353 and $1,783,836,
respectively, representing the cumulative commissions earned by the Distributor on the sale of the Funds' Class B shares reduced by cumulative commissions paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

      A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended ended June 30, 1997 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $11,608, $15,023, $14,053, $1,343 and $11,186, respectively.

      DAVIS GOVERNMENT MONEY MARKET FUND

      All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares. During the year ended December 31, 1996 the Adviser made payments totaling $3,507 to qualified dealers responsible for the maintenance of shares of the Fund.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities) during the year ended June 30, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:

                                    DAVIS          DAVIS                          DAVIS
                                   GROWTH       GOVERNMENT         DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY        BOND          FINANCIAL     SECURITIES     REAL ESTATE
                                    FUND           FUND            FUND           FUND           FUND
                                    ----           ----            ----           ----           ----
   Cost of purchases             $9,270,294     $1,095,531      $67,032,377    $20,469,567    $80,836,592
   Proceeds of sales             $8,058,237     $5,258,523      $ 8,369,755    $15,401,813    $ 4,665,841

NOTE 5 - CAPITAL STOCK

      At June 30, 1997, there were 5 billion shares of capital stock ($0.01 par value per share) authorized of which 500 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. Transactions in capital stock were as follows:

                                                                   SIX MONTHS ENDED
CLASS A                                                        JUNE 30, 1997 (UNAUDITED)
                                ---------------------------------------------------------------------------------------
                                                                 DAVIS
                                   DAVIS          DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH       GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY       BOND           MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                   FUND           FUND            FUND           FUND           FUND            FUND
                                   ----           ----            ----           ----           ----            ----
Shares sold                        411,923        174,272      119,605,200      1,976,880        403,594      2,295,934
Shares issued in reinvestment
   of distributions                      -         61,226        2,317,652             20         18,098         34,955
                               -----------    -----------    -------------    -----------    -----------    -----------
                                   411,923        235,498      121,922,852      1,976,900        421,692      2,330,889
Shares redeemed                   (331,053)      (484,778)    (114,370,757)      (216,500)      (119,923)      (167,366)
                               -----------    -----------    -------------    -----------    -----------    -----------
   Net increase (decrease)          80,870       (249,280)       7,552,095      1,760,400        301,769      2,163,523
                               ===========    ===========    =============    ===========    ===========    ===========
Proceeds from shares sold      $ 8,411,335    $   995,497    $ 119,605,200    $40,319,982    $ 8,991,660    $50,045,883
Proceeds from shares issued
   in reinvestment of
   distributions                         -        349,281        2,317,652            356        386,026        746,010
                               -----------    -----------    -------------    -----------    -----------    -----------
                                 8,411,335      1,344,778      121,922,852     40,320,338      9,377,686     50,791,893
Cost of shares redeemed         (6,768,243)    (2,771,433)    (114,370,757)    (4,326,724)    (2,656,105)    (3,611,526)
                               -----------    -----------    -------------    -----------    -----------    -----------
   Net increase (decrease)     $ 1,643,092    $(1,426,655)   $   7,552,095    $35,993,614    $ 6,721,581    $47,180,367
                               ===========    ===========    =============    ===========    ===========    ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                      YEAR ENDED
CLASS A                                                           DECEMBER 31, 1996
                                ---------------------------------------------------------------------------------------
                                                                 DAVIS
                                   DAVIS          DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH       GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY       BOND           MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                   FUND           FUND            FUND           FUND           FUND            FUND
                                   ----           ----            ----           ----           ----            ----
Shares sold                        255,172        272,374      169,910,817        449,739        622,121        790,297
Shares issued in reinvestment
   of distributions                104,897        177,540        3,536,913        301,467        233,729         82,413
                               -----------    -----------    -------------    -----------   ------------   ------------
                                   360,069        449,914      173,447,730        751,206        855,850        872,710
Shares redeemed                   (252,296)      (887,124)    (124,018,542)      (303,617)    (2,116,170)    (1,126,180)
                               -----------    -----------    -------------    -----------   ------------   ------------
   Net increase (decrease)         107,773       (437,210)      49,429,188        447,589     (1,260,320)      (253,470)
                               ===========    ===========    =============    ===========   ============   ============

Proceeds from shares sold      $ 4,701,372    $ 1,589,302    $ 169,910,817    $ 7,228,963   $ 13,045,489   $ 14,629,230
Proceeds from shares issued
   in reinvestment of
   distributions                 1,996,999      1,025,599        3,536,913      5,513,629      4,826,570      1,500,218
                               -----------    -----------    -------------    -----------   ------------   ------------
                                 6,698,371      2,614,901      173,447,730     12,742,592     17,872,059     16,129,448
Cost of shares redeemed         (4,586,515)    (5,123,786)    (124,018,542)    (4,793,945)   (44,862,290)   (21,662,936)
                               -----------    -----------    -------------    -----------   ------------   ------------
   Net increase (decrease)     $ 2,111,856    $(2,508,885)   $  49,429,188    $ 7,948,647   $(26,990,231)  $ (5,533,488)
                               ===========    ===========    =============    ===========   ============   ============

                                                                   SIX MONTHS ENDED
CLASS B                                                        JUNE 30, 1997 (UNAUDITED)
                                ---------------------------------------------------------------------------------------
                                                                 DAVIS
                                   DAVIS          DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH       GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY       BOND           MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                   FUND           FUND            FUND           FUND           FUND            FUND
                                   ----           ----            ----           ----           ----            ----

Shares sold                        145,437        303,066       17,723,899      2,475,446        222,953      1,807,781
Shares issued in reinvestment
   of distributions                   (319)        32,925          179,830           (460)           952          7,022
                               -----------    -----------      -----------    -----------     ----------    -----------
                                   145,118        335,991       17,903,729      2,474,986        223,905      1,814,803
Shares redeemed                   (238,461)      (593,713)      (8,133,555)       (89,646)       (12,443)       (50,986)
                               -----------    -----------      -----------    -----------     ----------    -----------
   Net increase (decrease)         (93,343)      (257,722)       9,770,174      2,385,340        211,462      1,763,817
                               ===========    ===========      ===========    ===========     ==========    ===========

Proceeds from shares sold      $ 2,892,666    $ 1,728,085      $17,723,899    $50,004,438     $4,989,272    $39,281,269
Proceeds from shares issued
   in reinvestment of
   distributions                    (5,969)       187,576          179,830         (8,348)        20,143        151,304
                               -----------    -----------      -----------    -----------     ----------    -----------
                                 2,886,697      1,915,661       17,903,729     49,996,090      5,009,415     39,432,573
Cost of shares redeemed         (4,763,990)    (3,383,754)      (8,133,555)    (1,782,378)      (270,733)    (1,117,825)
                               -----------    -----------      -----------    -----------     ----------    -----------
   Net increase (decrease)     $(1,877,293)   $(1,468,093)     $ 9,770,174    $48,213,712     $4,738,682    $38,314,748
                               ===========    ===========      ===========    ===========     ==========    ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                      YEAR ENDED
CLASS B                                                           DECEMBER 31, 1996
                                ---------------------------------------------------------------------------------------
                                                                 DAVIS
                                   DAVIS          DAVIS        GOVERNMENT                       DAVIS
                                  GROWTH       GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       DAVIS
                                OPPORTUNITY       BOND           MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                   FUND           FUND            FUND           FUND           FUND            FUND
                                   ----           ----            ----           ----           ----            ----
Shares sold                        343,025        349,690       15,481,272        357,639         70,295        490,136
Shares issued in reinvestment
   of distributions                152,295         99,849          234,340         14,071          8,070         10,505
                               -----------    -----------     ------------     ----------     ----------     ----------
                                   495,320        449,539       15,715,612        371,710         78,365        500,641
Shares redeemed                   (446,289)      (866,250)     (14,257,584)       (35,443)          (602)       (10,556)
                               -----------    -----------     ------------     ----------     ----------     ----------
   Net increase (decrease)          49,031       (416,711)       1,458,028        336,267         77,763        490,085
                               ===========    ===========     ============     ==========     ==========     ==========

Proceeds from shares sold      $ 6,179,416    $ 2,015,748     $ 15,481,272     $5,811,595     $1,391,416     $9,158,900
Proceeds from shares issued
   in reinvestment of
   distributions                 2,852,206        576,412          234,340        255,253        168,855        213,141
                               -----------    -----------     ------------     ----------     ----------     ----------
                                 9,031,622      2,592,160       15,715,612      6,066,848      1,560,271      9,372,041
Cost of shares redeemed         (8,006,821)    (5,019,616)     (14,257,584)      (573,918)       (12,027)      (180,773)
                               -----------    -----------     ------------     ----------     ----------     ----------
   Net increase (decrease)     $ 1,024,801    $(2,427,456)    $  1,458,028     $5,492,930     $1,548,244     $9,191,268
                               ===========    ===========     ============     ==========     ==========     ==========

CLASS C - DAVIS GOVERNMENT MONEY MARKET FUND

                                            SIX MONTHS ENDED
                                             JUNE  30, 1997             YEAR ENDED
                                              (UNAUDITED)            DECEMBER 31, 1996
                                              -----------            -----------------
Shares sold                                     6,859,004                 4,821,807
Shares issued in reinvestment
   of distributions                                63,155                    69,986
                                              -----------               -----------
                                                6,922,159                 4,891,793
Shares redeemed                                (1,781,718)               (4,652,503)
                                              -----------               -----------
   Net increase                                 5,140,441                   239,290
                                              ===========               ===========

Proceeds from shares sold                     $ 6,859,004               $ 4,821,807
Proceeds from shares issued in
   reinvestment of distributions                   63,155                    69,986
                                              -----------               -----------
                                                6,922,159                 4,891,793
Cost of shares redeemed                        (1,781,718)               (4,652,503)
                                              -----------               -----------
   Net increase                               $ 5,140,441               $   239,290
                                              ===========               ===========

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y
                                     MARCH 10, 1997
                                     (COMMENCEMENT
                                     OF OPERATIONS)
                                        THROUGH
                                     JUNE 30, 1997               SIX MONTHS ENDED
                                      (UNAUDITED)            JUNE 30, 1997 (UNAUDITED)
                                      -----------         -------------------------------
                                                             DAVIS                DAVIS
                                        DAVIS             CONVERTIBLE              REAL
                                       FINANCIAL          SECURITIES              ESTATE
                                         FUND                FUND                  FUND
                                         ----                ----                  ----
Shares sold                              22,763                32,601              27,008
Shares issued in reinvestment
   of distributions                           -                13,768               8,332
                                       --------           -----------            --------
                                         22,763                46,369              35,340
Shares redeemed                            (499)             (267,465)               (467)
                                       --------           -----------            --------
   Net increase (decrease)               22,264              (221,096)             34,873
                                       ========           ===========            ========

Proceeds from shares sold              $476,474           $   709,120            $603,586
Proceeds from shares issued in
   reinvestment of distributions              -               294,637             180,954
                                       --------           -----------            --------
                                        476,474             1,003,757             784,540
Cost of shares redeemed                 (10,319)           (5,919,306)            (10,428)
                                       --------           -----------            --------
   Net increase (decrease)             $466,155           $(4,915,549)           $774,112
                                       ========           ===========            ========

CLASS Y

                                                       DAVIS                     DAVIS
                                                    CONVERTIBLE                   REAL
                                                    SECURITIES                   ESTATE
                                                       FUND                       FUND
                                                       ----                       ----
                                                NOVEMBER 13, 1996           NOVEMBER 8, 1996
                                                  (COMMENCEMENT              (COMMENCEMENT
                                             OF OPERATIONS) THROUGH      OF OPERATIONS) THROUGH
                                                DECEMBER 31, 1996           DECEMBER 31, 1996
                                                -----------------           -----------------
Shares sold                                          1,462,032                    833,978
Shares issued in reinvestment of distributions         108,436                     15,891
                                                   -----------                -----------
                                                     1,570,468                    849,869
Shares redeemed                                        (19,849)                         -
                                                   -----------                -----------
   Net increase                                      1,550,619                    849,869
                                                   ===========                ===========
Proceeds from shares sold                          $31,272,873                $16,116,495
Proceeds from shares issued in
   reinvestment of distributions                     2,323,787                    336,093
                                                   -----------                -----------
                                                    33,596,660                 16,452,588
Cost of shares redeemed                               (439,996)                         -
                                                   -----------                -----------
   Net increase                                    $33,156,664                $16,452,588
                                                   ===========                ===========


                                    43

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

===============================================================================

NOTE 6 - CUSTODY FEES

      Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $3,163, $789, $1,291, $347, $6,177 and $1,304 for Davis Growth Opportunity Fund, Davis Government
Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis
Convertible Securities Fund and Davis Real Estate Fund, respectively.

NOTE 7 - NOTE RECEIVABLE

      At June 30, 1997, Davis Financial Fund owned a note receivable from the
Robert Plan Corporation in the amount of $1,499,963. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997,
October 31, 1997, January 30, 1998, April 30, 1998, July 31, 1998 and October
30, 1998.

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

      A special meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Company, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of Mr. Christian R. Sonne, Mr. LeRoy E. Hoffberger, Mr. Eugene M.
Feinblatt and Mr. Jeremy H. Biggs as directors of the Company. Results of the meeting were as follows:

DAVIS GROWTH OPPORTUNITY FUND - With respect to consideration of the
Sub-Advisory Agreement, 1,907,022 votes were cast in favor, 36,057 votes were cast against and 80,765 votes abstained. With respect to the election of Mr.
Sonne, 1,972,636 votes were cast in favor and 51,209 votes were withheld.
With respect to the election of Mr. Hoffberger, 1,973,262 votes were cast in favor and 50,584 votes were withheld. With respect to the election of Mr.
Feinblatt, 1,972,520 votes were cast in favor and 51,326 votes were withheld.
With respect to the election of Mr. Biggs, 1,974,240 votes were cast in favor and 49,606 votes were withheld.

DAVIS GOVERNMENT BOND FUND - With respect to consideration of the
Sub-Advisory Agreement, 2,708,937 votes were cast in favor, 31,867 votes were cast against and 395,760 votes abstained. With respect to the election of Mr.
Sonne, 2,744,367 votes were cast in favor and 392,198 votes were withheld.
With respect to the election of Mr. Hoffberger, 2,789,372 votes were cast in favor and 347,193 votes were withheld. With respect to the election of Mr.
Feinblatt, 2,789,372 votes were cast in favor and 347,193 votes were withheld. With respect to the election of Mr. Biggs, 2,796,886 votes were cast in favor and 339,679 votes were withheld.

DAVIS GOVERNMENT MONEY MARKET FUND - With respect to consideration of the
Sub-Advisory Agreement, 368,055,334 votes were cast in favor, 420,212 votes were cast against and 1,204,427 votes abstained. With respect to the election of Mr. Sonne, 367,212,550 votes were cast in favor and 467,423 votes were withheld. With respect to the election of Mr. Hoffberger, 367,184,990 votes were cast in favor and 494,983 votes were withheld. With respect to the election of Mr. Feinblatt, 367,072,791 votes were cast in favor and 607,182 votes were withheld. With respect to the election of Mr. Biggs, 367,187,677 votes were cast in favor and 492,296 votes were withheld.


                                    44

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1997 (Unaudited)

===============================================================================

Note 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (Continued)

DAVIS FINANCIAL FUND - With respect to consideration of the Sub-Advisory
Agreement, 4,981,802 votes were cast in favor, 21,302 votes were cast against and 42,112 votes abstained. With respect to the election of Mr. Sonne, 5,003,348 votes were cast in favor and 41,869 votes were withheld. With respect to the election of Mr. Hoffberger, 5,005,265 votes were cast in favor and 39,952 votes were withheld. With respect to the election of Mr.
Feinblatt, 5,005,134 votes were cast in favor and 40,084 votes were withheld.
With respect to the election of Mr. Biggs, 5,005,265 votes were cast in favor and 39,952 votes were withheld.

DAVIS CONVERTIBLE SECURITIES FUND - With respect to consideration of the
Sub-Advisory Agreement, 3,319,960 votes were cast in favor, 10,837 votes were cast against and 16,295 votes abstained. With respect to the election of Mr.
Sonne, 3,320,477 votes were cast in favor and 26,637 votes were withheld.
With respect to the election of Mr. Hoffberger, 3,320,477 votes were cast in favor and 26,637 votes were withheld. With respect to the election of Mr.
Feinblatt, 3,320,477 votes were cast in favor and 26,637 votes were withheld.
With respect to the election of Mr. Biggs, 3,320,477 votes were cast in favor and 26,637 votes were withheld.

DAVIS REAL ESTATE FUND - With respect to consideration of the Sub-Advisory
Agreement, 2,815,494 votes were cast in favor, 7,912 votes were cast against and 18,125 votes abstained. With respect to the election of Mr. Sonne, 2,836,092 votes were cast in favor and 5,442 votes were withheld. With respect to the election of Mr. Hoffberger, 2,834,126 votes were cast in favor and 7,408 votes were withheld. With respect to the election of Mr.
Feinblatt, 2,834,665 votes were cast in favor and 6,869 votes were withheld.
With respect to the election of Mr. Biggs, 2,835,330 votes were cast in favor and 6,204 votes were withheld.

      The terms of office of Mr. Wesley E. Bass, Jr., Mr. Marc P. Blum, Mr.
Shelby M.C. Davis, Mr. Jerry D. Geist, Mr. D. James Guzy, Mr. G. Bernard
Hamilton, Mr. Laurence W. Levine and Mr. Edwin R. Werner also continued after the meeting.


                                    45

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

===============================================================================

      The following financial information represents selected data for each share of capital stock outstanding throughout each period:


CLASS A


                                                 SIX MONTHS                                      ONE MONTH
                                                   ENDED            ----- YEAR ENDED -----         ENDED
                                               JUNE 30, 1997             DECEMBER 31,           DECEMBER 31,
                                                (UNAUDITED)          1996           1995           1994
                                                -----------          ----           ----           ----
Net Asset Value, Beginning of Period              $ 18.93          $ 17.25        $ 12.83        $ 13.70
                                                  -------          -------        -------        -------

Income (Loss) From Investment Operations
----------------------------------------
   Net Investment Income (Loss)                     (0.03)           (0.13)         (0.11)         (0.01)
   Net Gains or Losses on Securities
     (both realized and unrealized)                  3.32             3.37           6.08          (0.29)
                                                  -------          -------        -------        -------
       Total From Investment Operations              3.29             3.24           5.97          (0.30)
                                                  -------          -------        -------        -------

Less Distributions
------------------
   Distributions (from capital gains)                   -            (1.55)         (1.55)         (0.57)
   Distributions (from paid-in capital)                 -            (0.01)             -              -
                                                  -------          -------        -------        -------
       Total Distributions                              -            (1.56)         (1.55)         (0.57)
                                                  -------          -------        -------        -------
Net Asset Value, End of Period                    $ 22.22          $ 18.93        $ 17.25        $ 12.83
                                                  =======          =======        =======        =======

Total Return<F1>                                    17.38%           18.73%         46.65%         (2.21)%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)        $33,690          $27,158        $22,890        $12,455
   Ratio of Expenses to Average Net Assets           1.46%<F*>        1.49%<F2>      1.51%          1.42%<F*>
   Ratio of Net Income to Average Net Assets        (0.29)%<F*>      (0.76)%        (0.71)%        (0.08)%<F*>

   Portfolio Turnover Rate                          11.46%           30.55%         30.07%         37.31%

   Average Commission Rate per share              $0.0600          $0.0454              -              -

<F1>    Sales charges are not reflected in calculation.

<F2>    Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

===============================================================================

      The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                           SIX MONTHS
                                             ENDED                              YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1997      ----------------------------------------------------------------
                                          (UNAUDITED)       1996           1995           1994         1993<F1>    1992<F1>
                                          -----------       ----           ----           ----         --------    --------

Net Asset Value, Beginning of Period        $ 18.58        $ 17.08        $ 12.82        $ 14.67        $ 13.25     $ 13.73
                                            -------        -------        -------        -------        -------     -------

Income (Loss) From Investment  Operations
-----------------------------------------
   Net Investment Income (Loss)               (0.11)         (0.27)         (0.26)         (0.12)         (0.07)      (0.07)
   Net Gains or Losses on Securities
     (both realized and unrealized)            3.27           3.33           6.07          (1.11)          1.54       (0.32)
                                            -------        -------        -------        -------        -------     -------
       Total From Investment
         Operations                            3.16           3.06           5.81          (1.23)          1.47       (0.39)
                                            -------        -------        -------        -------        -------     -------

Less Distributions
------------------
   Dividends (from net investment
     income)                                      -              -              -              -          (0.05)          -
   Distributions (from capital gains)             -          (1.55)         (1.55)         (0.62)             -           -
   Distributions (from paid-in capital)           -          (0.01)             -              -              -       (0.09)
                                            -------        -------        -------        -------        -------     -------
       Total Distributions                        -          (1.56)         (1.55)         (0.62)         (0.05)      (0.09)
                                            -------        -------        -------        -------        -------     -------
Net Asset Value, End of Period              $ 21.74        $ 18.58        $ 17.08        $ 12.82        $ 14.67     $ 13.25
                                            =======        =======        =======        =======        =======     =======

Total Return<F2>                              17.01%         17.86%         45.44%         (8.45)%        11.16%      (2.86)%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                          $43,997        $39,343        $35,326        $36,087        $51,762     $46,958
   Ratio of Expenses to
     Average Net Assets                        2.23%<F*>      2.25%<F3>      2.30%          2.15%          2.39%       2.55%
   Ratio of Net Income to
     Average Net Assets                       (1.08)%<F*>    (1.52)%        (1.50)%        (0.81)%        (0.55)%     (0.54)%

   Portfolio Turnover Rate                    11.46%         30.55%         30.07%         37.31%         38.93%      39.01%

   Average Commission Rate per share        $0.0600        $0.0454              -              -              -


<F1>     Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

<F2>     Sales charges are not reflected in calculation.

<F3>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.24% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

===============================================================================

      The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                 SIX MONTHS                                       ONE MONTH
                                                    ENDED           ----- YEAR ENDED -----          ENDED
                                                JUNE 30, 1997             DECEMBER 31,           DECEMBER 31,
                                                 (UNAUDITED)          1996           1995           1994
                                                 -----------          ----           ----           ----
Net Asset Value, Beginning of Period               $  5.76          $  6.00        $  5.79        $  5.78
                                                   -------          -------        -------        -------


Income (Loss) From Investment Operations
----------------------------------------
   Net Investment Income                              0.16             0.33           0.39           0.02
   Net Gains or Losses on Securities
     (both realized and unrealized)                      -            (0.14)          0.27          (0.01)
                                                   -------          -------        -------        -------
       Total From Investment Operations               0.16             0.19           0.66           0.01
                                                   -------          -------        -------        -------

Less Distributions
------------------
   Dividends (from net investment income)            (0.17)           (0.33)         (0.36)             -
   Distributions (from paid-in capital)                  -            (0.10)         (0.09)             -
                                                   -------          -------        -------        -------
       Total Distributions                           (0.17)           (0.43)         (0.45)             -
                                                   -------          -------        -------        -------


Net Asset Value, End of Period                     $  5.75          $  5.76        $  6.00        $  5.79
                                                   =======          =======        =======        =======

Total Return<F1>                                      2.75%            3.40%         11.82%         (0.97)%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)         $16,662          $18,129        $21,485        $20,035
   Ratio of Expenses to Average Net Assets            1.68%<F*>        1.77%          1.74%          1.64%<F*>
   Ratio of Net Income to Average Net Assets          5.63%<F*>        5.88%          6.54%          6.22%<F*>

   Portfolio Turnover Rate                            4.07%           45.50%         41.04%         62.17%


<F1>     Sales charges are not reflected in calculation.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

===============================================================================

      The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B


                                           SIX MONTHS
                                              ENDED                              YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1997       ----------------------------------------------------------
                                           (UNAUDITED)          1996        1995          1994       1993<F1>   1992<F1>
                                           -----------          ----        ----          ----       --------   --------
Net Asset Value, Beginning of Period         $  5.75          $  5.98      $  5.79       $  6.33      $  6.61    $  6.88
                                             -------          -------      -------       -------      -------    -------

Income (Loss) From Investment Operations
----------------------------------------
   Net Investment Income                        0.13             0.29         0.34          0.31         0.36       0.37
   Net Gains or Losses on Securities
     (both realized and unrealized)                -            (0.13)        0.26         (0.37)       (0.12)     (0.10)
                                             -------          -------      -------       -------      -------    -------
       Total From Investment Operations         0.13             0.16         0.60         (0.06)        0.24       0.27
                                             -------          -------      -------       -------      -------    -------

Less Distributions
------------------
   Dividends (from net investment
     income)                                   (0.14)           (0.29)       (0.33)        (0.37)       (0.42)     (0.27)
   Distributions (from paid-in capital)            -            (0.10)       (0.08)        (0.11)       (0.10)     (0.27)
                                             -------          -------      -------       -------      -------    -------
       Total Distributions                     (0.14)           (0.39)       (0.41)        (0.48)       (0.52)     (0.54)
                                             -------          -------      -------       -------      -------    -------


Net Asset Value, End of Period               $  5.74          $  5.75      $  5.98       $  5.79      $  6.33    $  6.61
                                             =======          =======      =======       =======      =======    =======

Total Return<F2>                                2.37%            2.78%       10.62%        (0.97)%       3.69%      4.14%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                           $11,456          $12,959      $15,976       $19,241      $50,080    $54,422
   Ratio of Expenses to
     Average Net Assets                         2.43%<F*>        2.53%<F3>    2.51%         2.38%        2.37%      2.51%
   Ratio of Net Income to
     Average Net Assets                         4.89%<F*>        5.13%        5.77%         5.48%        5.52%      5.83%

   Portfolio Turnover Rate                      4.07%           45.50%       41.04%        62.17%       42.82%     81.28%


<F1>     Per share calculations other than distributions were based on average shares outstanding during the period.

<F2>     Sales charges are not reflected in calculation.

<F3>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.52% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A



                                       SIX MONTHS                                     YEAR ENDED
                                          ENDED                                      DECEMBER 31,
                                      JUNE 30, 1997      -------------------------------------------------------------------
                                       (UNAUDITED)         1996            1995          1994            1993         1992
                                       -----------         ----            ----          ----            ----         ----
Net Asset Value, Beginning of Period     $  1.000        $  1.000        $  1.000      $  1.000         $ 1.000      $ 1.000
                                         --------        --------        --------      --------         -------      -------

Income From Investment Operations
---------------------------------
   Net Investment Income                     .024            .047            .051          .034            .020         .027

Less Distributions
------------------
   Dividends (from net investment
     income)                                (.024)          (.047)          (.051)        (.034)          (.020)       (.027)
                                         --------        --------        --------      --------         -------      -------
Net Asset Value, End of Period           $  1.000        $  1.000        $  1.000      $  1.000         $ 1.000      $ 1.000
                                         ========        ========        ========      ========         =======      =======

Total Return                                 2.37%           4.80%           5.25%         3.48%           2.01%        2.70%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                       $414,099        $406,547        $357,118      $239,980         $39,531      $42,410
   Ratio of Expenses to Average
     Net Assets                              0.64%<F*>       0.66%           0.73%         0.64%           1.15%        1.14%
   Ratio of Net Income to Average
     Net Assets                              4.77%<F*>       4.72%           5.13%         3.43%           1.98%        2.68%



<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS B

                                                                                              DECEMBER 8, 1994
                                                                                               (COMMENCEMENT
                                                  SIX MONTHS                                   OF OPERATIONS)
                                                     ENDED          ----- YEAR ENDED -----        THROUGH
                                                 JUNE 30, 1997            DECEMBER 31,           DECEMBER 31,
                                                  (UNAUDITED)         1996           1995           1994
                                                  -----------         ----           ----           ----
Net Asset Value, Beginning of Period               $ 1.000          $ 1.000         $1.000         $1.000
                                                   -------          -------         ------         ------

Income From Investment Operations
---------------------------------
   Net Investment Income                              .024             .047           .051           .003

Less Distributions
------------------
   Dividends (from net investment income)            (.024)           (.047)         (.051)         (.003)
                                                   -------          -------         ------         ------
Net Asset Value, End of Period                     $ 1.000          $ 1.000         $1.000         $1.000
                                                   =======          =======         ======         ======

Total Return                                          2.37%            4.80%          5.25%          0.34%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)         $13,925          $ 4,155         $2,697         $  747
   Ratio of Expenses to Average Net Assets            0.64%<F*>        0.66%          0.73%          0.64%<F*>
   Ratio of Net Income to Average Net Assets          4.77%<F*>        4.72%          5.13%          3.43%<F*>

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

 CLASS C


                                                                                              MARCH 30, 1995
                                                                                               (COMMENCEMENT
                                                       SIX MONTHS              YEAR            OF OPERATIONS
                                                          ENDED                ENDED              THROUGH
                                                      JUNE 30, 1997         DECEMBER 31,         DECEMBER 31,
                                                       (UNAUDITED)             1996                 1995
                                                       -----------             ----                 ----
Net Asset Value, Beginning of Period                     $1.000               $1.000               $1.000
                                                         ------               ------               ------

Income From Investment Operations
---------------------------------
   Net Investment Income                                   .024                 .047                 .041

Less Distributions
------------------
   Dividends (from net investment income)                 (.024)               (.047)               (.041)
                                                         ------               ------               ------
Net Asset Value, End of Period                           $1.000               $1.000               $1.000
                                                         ======               ======               ======

Total Return                                               2.37%                4.80%                4.21%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)               $5,855               $  714               $  475
   Ratio of Expenses to Average Net Assets                 0.64%<F*>            0.66%                0.73%<F*>
   Ratio of Net Income to Average Net Assets               4.77%<F*>            4.72%                5.13%<F*>

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

CLASS A


                                           SIX MONTHS                                   YEAR ENDED
                                              ENDED                                     DECEMBER 31,
                                          JUNE 30, 1997   -------------------------------------------------------------------
                                           (UNAUDITED)      1996           1995            1994         1993<F2>     1992<F2>
                                           ----------       ----           ----            ----         --------     --------
Net Asset Value, Beginning of Period        $  18.06      $  14.50        $ 10.68         $ 11.70        $ 11.20      $  8.76
                                            --------      --------        -------         -------        -------      -------

Income (Loss) From Investment Operations
----------------------------------------
   Net Investment Income                        0.06          0.14           0.07            0.08           0.07         0.05
   Net Gains or Losses on Securities
     (both realized and unrealized)             3.92          4.44           5.32           (0.61)          1.59         2.79
                                            --------      --------        -------         -------        -------      -------
       Total From
         Investment Operations                  3.98          4.58           5.39           (0.53)          1.66         2.84
                                            --------      --------        -------         -------        -------      -------

Less Distributions
------------------
   Dividends (from net
     investment income)                            -         (0.15)         (0.07)          (0.08)         (0.08)       (0.05)
   Distributions (from capital gains)              -         (0.87)         (1.50)          (0.39)         (1.08)       (0.35)
   Distributions (from paid-in capital)            -             -              -           (0.02)             -            -
                                            --------      --------        -------         -------        -------      -------
       Total Distributions                         -         (1.02)         (1.57)          (0.49)         (1.16)       (0.40)
                                            --------      --------        -------         -------        -------      -------


Net Asset Value, End of Period              $  22.04      $  18.06        $ 14.50         $ 10.68        $ 11.70      $ 11.20
                                            ========      ========        =======         =======        =======      =======

Total Return<F1>                               22.04%        31.50%         50.51%          (4.55)%        14.87%       32.67%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                          $170,114      $107,579        $79,874         $57,670        $50,778      $31,660
   Ratio of Expenses to
     Average Net Assets                         1.14%<F*>     1.15%          1.18%           1.24%          1.32%        1.68%
   Ratio of Net Income
     to Average Net Assets                      0.74%<F*>     0.92%          0.53%           0.67%          0.57%        0.43%

   Portfolio Turnover Rate                      5.71%        25.78%         41.89%          43.95%         70.33%       49.64%

   Average Commission Rate per share         $0.0600      $ 0.0518              -               -              -            -


<F1>     Sales charges are not reflected in calculation.

<F2>     Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

                                                -------------------------- CLASS B --------------------------- -- CLASS Y --

                                                                                             DECEMBER 27, 1994 MARCH 10, 1997
                                                                                               (COMMENCEMENT   (COMMENCEMENT
                                                  SIX MONTHS                                   OF OPERATIONS)  OF OPERATIONS)
                                                    ENDED            ----- YEAR ENDED -----       THROUGH         THROUGH
                                                JUNE 30, 1997             DECEMBER 31,           DECEMBER 31,  JUNE 30, 1997
                                                 (UNAUDITED)          1996           1995           1994        (UNAUDITED)
                                                 -----------          ----           ----           ----        -----------
Net Asset Value, Beginning of Period               $ 17.91           $14.41         $10.68         $11.22        $ 20.32
                                                   -------           ------         ------         ------        -------

Income (Loss) From Investment Operations
----------------------------------------
   Net Investment Income                                 -             0.01           0.01           0.03           0.02
   Net Gains or Losses on Securities
     (both realized and unrealized)                   3.86             4.37           5.22          (0.13)          1.72
                                                   -------           ------         ------         ------        -------
       Total From Investment Operations               3.86             4.38           5.23          (0.10)          1.74
                                                   -------           ------         ------         ------        -------

Less Distributions
------------------
   Dividends (from net investment income)                -            (0.01)             -          (0.03)             -
   Distributions (from capital gains)                    -            (0.87)         (1.50)         (0.39)             -
   Distributions (from paid-in capital)                  -                -              -          (0.02)             -
                                                   -------           ------         ------         ------        -------
       Total Distributions                               -            (0.88)         (1.50)         (0.44)             -
                                                   -------           ------         ------         ------        -------

Net Asset Value, End of Period                     $ 21.77           $17.91         $14.41         $10.68        $ 22.06
                                                   =======           ======         ======         ======        =======

Total Return<F1>                                     21.55%           30.29%         49.00%         (0.90)%         8.56%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)         $61,926           $8,213         $1,762         $   28        $   491
   Ratio of Expenses to Average Net Assets            2.02%<F*>        2.04%          2.09%          2.04%<F*>      0.95%<F*>
   Ratio of Net Income to Average Net Assets         (0.06)%<F*>       0.19%         (0.38)%        (0.13)%<F*>     1.01%<F*>

   Portfolio Turnover Rate                            5.71%           25.78%         41.89%         43.95%          5.71%

   Average Commission Rate per share               $0.0600          $0.0518               -              -        $0.0600


<F1>     Sales charges are not reflected in calculation.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

===============================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A
                                                                                                                   MAY 1, 1992
                                        SIX MONTHS                                                                (COMMENCEMENT
                                           ENDED                                                                  OF OPERATIONS)
                                       JUNE 30, 1997       ------------- YEAR ENDED DECEMBER 31, ----------           THROUGH
                                        (UNAUDITED)          1996           1995          1994        1993       DECEMBER 31, 1992
                                        -----------          ----           ----          ----        ----       -----------------
Net Asset Value, Beginning of Period     $ 21.22           $ 18.22        $ 15.57       $ 17.45     $ 15.73            $ 14.29
                                         -------           -------        -------       -------     -------            -------

Income From Investment Operations
---------------------------------
   Net Investment Income                    0.36              0.71           0.67          0.67        0.67               0.40
   Net Gains or Losses on Securities
     (both realized and unrealized)         2.19              4.56           3.42         (1.83)       2.02               1.44
                                         -------           -------        -------       -------     -------            -------
       Total From Investment
         Operations                         2.55              5.27           4.09         (1.16)       2.69               1.84
                                         -------           -------        -------       -------     -------            -------

Less Distributions
------------------
   Dividends (from net
     investment income)                    (0.20)            (0.69)         (0.66)        (0.67)      (0.67)             (0.40)
   Distributions (from capital gains)          -             (1.54)         (0.78)        (0.05)      (0.30)                 -
   Distributions (from paid-in capital)        -             (0.04)             -             -           -                  -
                                         -------           -------        -------       -------     -------            -------
       Total Distributions                 (0.20)            (2.27)         (1.44)        (0.72)      (0.97)             (0.40)
                                         -------           -------        -------       -------     -------            -------

Net Asset Value, End of Period           $ 23.57           $ 21.22        $ 18.22       $ 15.57     $ 17.45            $ 15.73
                                         =======           =======        =======       =======     =======            =======

Total Return<F1>                           12.12%            29.46%         26.68%        (6.72)%     17.26%             19.95%<F*>
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                       $54,688           $42,841        $59,757       $47,844     $44,730            $24,323
   Ratio of Expenses to
     Average Net Assets                     1.05%<F*><F2>     1.05%          1.14%         1.20%       1.21%              1.35%
   Ratio of Net Income
     to Average Net Assets                  3.34%<F*>         3.34%          3.87%         4.06%       3.89%              4.94%

   Portfolio Turnover Rate                 18.60%            43.16%         53.58%        45.15%      62.17%             11.51%

   Average Commission Rate per share     $0.0600             $0.0552              -             -           -                -

<F1>     Sales charges are not reflected in calculation.

<F2>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% for the period ending June 30, 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

                                  ------------------- CLASS B -----------------------      ------------ CLASS Y --------------

                                                                     FEBRUARY 3, 1995                       NOVEMBER 13, 1996
                                                                      (COMMENCEMENT                           (COMMENCEMENT
                                    SIX MONTHS          YEAR          OF OPERATIONS)        SIX MONTHS        OF OPERATIONS
                                      ENDED             ENDED             THROUGH              ENDED              THROUGH
                                  JUNE 30, 1997      DECEMBER 31,       DECEMBER 31,       JUNE 30, 1997        DECEMBER 31,
                                   (UNAUDITED)          1996               1995             (UNAUDITED)             1996
                                   -----------          ----               ----             -----------             ----
Net Asset Value,
   Beginning of Period              $ 21.05           $ 18.14            $ 15.95              $ 21.29              $ 21.39
                                    -------           -------            -------              -------              -------

Income From Investment
----------------------
Operations
----------
   Net Investment Income               0.22              0.59               0.54                 0.38                 0.07
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                   2.20              4.45               2.97                 2.17                 1.44
                                    -------           -------            -------              -------              -------
       Total From
         Investment
         Operations                    2.42              5.04               3.51                 2.55                 1.51
                                    -------           -------            -------              -------              -------

Less Distributions
------------------
   Dividends (from net
     investment income)               (0.15)            (0.56)             (0.54)               (0.20)               (0.06)
   Distributions (from
     capital gains)                       -             (1.54)             (0.78)                   -                (1.54)
   Distributions (from
     paid-in capital)                     -             (0.03)                 -                    -                (0.01)
                                    -------           -------            -------              -------              -------
       Total Distributions            (0.15)            (2.13)             (1.32)               (0.20)               (1.61)
                                    -------           -------            -------              -------              -------

Net Asset Value, End of
   Period                           $ 23.32           $ 21.05            $ 18.14              $ 23.64              $ 21.29
                                    =======           =======            =======              =======              =======

Total Return<F1>                      11.55%            28.21%             25.31%               12.10%                7.01%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period
     (000 omitted)                  $ 7,229           $ 2,075            $   378              $31,433              $33,006
   Ratio of Expenses to
     Average Net Assets                2.01%<F2><F*>     2.01%<F2>          2.01%<F*>            0.99%<F2><F*>        0.98%<F*>
   Ratio of Net Income
     to Average Net Assets             2.48%<F*>         2.40%              3.00%<F*>            3.38%*               3.11%<F*>

   Portfolio Turnover Rate            18.60%            43.16%             53.58%               18.60%               43.16%

   Average Commission
     Rate per share                 $0.0600           $0.0552                  -              $0.0600              $0.0552

<F1>     Sales charges are not reflected in calculation.

<F2>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00% and 2.00% for Class B shares for 1996 and the period ended June 30, 1997, and 0.98% for Class Y Shares for the period ended June 30, 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS A

                                                                                                         JANUARY 3, 1994
                                                                                                          (COMMENCEMENT
                                                          SIX MONTHS      ----- YEAR ENDED -----          OF OPERATIONS)
                                                            ENDED               DECEMBER 31,                 THROUGH
                                                        JUNE 30, 1997                                      DECEMBER  31,
                                                         (UNAUDITED)      1996<F1>        1995                 1994
                                                         -----------      --------        ----                 ----
Net Asset Value, Beginning of Period                       $ 21.24        $ 16.44        $ 14.72              $ 14.29
                                                           -------        -------        -------              -------

Income From Investment Operations
---------------------------------
   Net Investment Income                                      0.35           0.71           0.82                 0.62
   Net Gains on Securities (both realized and unrealized)     1.59           5.22           1.71                 0.55
                                                           -------        -------        -------              -------
       Total From Investment Operations                       1.94           5.93           2.53                 1.17
                                                           -------        -------        -------              -------

Less Distributions
------------------
   Dividends (from net investment income)                    (0.20)         (0.70)         (0.81)               (0.62)
   Distributions (from capital gains)                            -          (0.25)             -                (0.12)
   Distributions (from paid-in capital)                          -          (0.18)             -                    -
                                                           -------        -------        -------              -------
       Total Distributions                                   (0.20)         (1.13)         (0.81)               (0.74)
                                                           -------        -------        -------              -------
Net Asset Value, End of Period                             $ 22.98        $ 21.24        $ 16.44              $ 14.72
                                                           =======        =======        =======              =======

Total Return<F2>                                              9.19%         37.05%         17.70%                8.25%<F*>
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)                 $84,876        $32,507        $29,320              $25,450

   Ratio of Expenses to Average Net Assets                    1.29%<F*>      1.32%<F3>      1.43%                1.86%<F*>

   Ratio of Net Income to Average Net Assets                  3.90%<F*>      3.95%          5.44%                3.98%<F*>

   Portfolio Turnover Rate                                    5.10%         18.60%         38.82%               35.80%

   Average Commission Rate per share                       $0.0600        $0.0600              -                    -


<F1>     Per share calculations other than distributions were based on average shares outstanding during the period.

<F2>     Sales charges are not reflected in calculation.

<F3>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.31% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS B
                                                                                                          DECEMBER 27, 1994
                                                                                                            (COMMENCEMENT
                                                             SIX MONTHS                                     OF OPERATIONS)
                                                                ENDED       ------ YEAR ENDED -----            THROUGH
                                                            JUNE 30, 1997         DECEMBER 31,               DECEMBER 31,
                                                             (UNAUDITED)    1996<F1>          1995              1994
                                                             -----------    --------          ----              ----
Net Asset Value, Beginning of Period                          $ 21.19       $ 16.41          $14.72            $14.73
                                                              -------       -------          ------            ------

Income From Investment Operations
---------------------------------
   Net Investment Income                                         0.26          0.56            0.68              0.02
   Net Gains on Securities (both realized and unrealized)        1.56          5.21            1.70              0.11
                                                              -------       -------          ------            ------
       Total From Investment Operations                          1.82          5.77            2.38              0.13
                                                              -------       -------          ------            ------

Less Distributions
------------------
   Dividends (from net investment income)                       (0.15)        (0.63)          (0.69)            (0.02)
   Distributions (from capital gains)                               -         (0.25)              -             (0.12)
   Dividends (from paid-in capital)                                 -         (0.11)              -                 -
                                                              -------       -------          ------            ------
       Total Distributions                                      (0.15)        (0.99)          (0.69)            (0.14)
                                                              -------       -------          ------            ------

Net Asset Value, End of Period                                $ 22.86       $ 21.19          $16.41            $14.72
                                                              =======       =======          ======            ======

Total Return<F2>                                                 9.63%        35.99%          16.59%             0.89%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)                    $52,104       $10,919          $  414            $   34

   Ratio of Expenses to Average Net Assets                       2.23%<F*>     2.22%           2.39%             2.64%<F*>

   Ratio of Net Income to Average Net Assets                     3.06%<F*>     3.46%           4.48%             3.20%<F*>

   Portfolio Turnover Rate                                       5.10%        18.60%          38.82%            35.80%

   Average Commission Rate per share                          $0.0600       $0.0600               -                 -

<F1>     Per share calculations other than distributions were based on average shares outstanding during the period.

<F2>     Sales charges are not reflected in calculation.

<F*>     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

CLASS Y
                                                                                              NOVEMBER 8,1996
                                                                                               (COMMENCEMENT
                                                                  SIX MONTHS                   OF OPERATIONS
                                                                     ENDED                       THROUGH
                                                                 JUNE 30, 1997                  DECEMBER 31,
                                                                  (UNAUDITED)                      1996
                                                                  -----------                      ----
Net Asset Value, Beginning of Period                                $ 21.37                       $ 19.29
                                                                    -------                       -------

Income From Investment Operations
---------------------------------
   Net Investment Income                                               0.41                          0.13
   Net Gains on Securities (both realized and unrealized)              1.55                          2.35
                                                                    -------                       -------
       Total From Investment Operations                                1.96                          2.48
                                                                    -------                       -------

Less Distributions
------------------
   Dividends (from net investment income)                             (0.21)                        (0.13)
   Distributions (from capital gains)                                     -                         (0.25)
   Dividends (from paid-in capital)                                       -                         (0.02)
                                                                    -------                       -------
       Total Distributions                                            (0.21)                        (0.40)
                                                                    -------                       -------

Net Asset Value, End of Period                                      $ 23.12                       $ 21.37
                                                                    =======                       =======

Total Return                                                           9.23%                        12.89%
------------

Ratios/Supplemental Data
------------------------
   Net Assets, End of Period (000 omitted)                          $20,455                       $18,165

   Ratio of Expenses to Average Net Assets                             1.19%<F1><F*>                 1.18%<F*>

   Ratio of Net Income to Average Net Assets                           3.79%<F*>                     4.22%<F*>

   Portfolio Turnover Rate                                             5.10%                        18.60%

   Average Commission Rate per share                                $0.0600                       $0.0600


<F1>     Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.18% for the period ended June 30, 1997. Prior to 1996, such reductions were in the expenses ratios.

<F*>     Annualized

                                  DAVIS  SERIES, INC.

                  124 East Marcy Street Santa Fe, New Mexico  87501
================================================================================
                 DIRECTORS                               OFFICERS
           Jeremy H. Biggs                            Jeremy H. Biggs
           Wesley E. Bass, Jr.                         Chairman
           Marc P. Blum                               Shelby M.C. Davis
           Shelby M.C. Davis                           President
           Eugene M. Feinblatt                        Kenneth C. Eich
           Jerry D. Geist                              Vice President
           D. James Guzy                              Eileen R. Street
           G. Bernard Hamilton                         Vice President,
           LeRoy E. Hoffberger                         Treasurer &
           Laurence W. Levine                          Assistant Secretary
           Christian R. Sonne                         Samuel P. Ynzunza
           Edwin R. Werner                             Vice President, Secretary
                                                      Christopher C. Davis
                                                       Vice President
                                                      Andrew A. Davis
                                                       Vice President
                                                      Carolyn H Spolidoro
                                                       Vice President
                                                      Sharra L. Reed
                                                       Assistant Treasurer &
                                                       Assistant Secretary





INVESTMENT ADVISER & DISTRIBUTOR
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania  19102-1707


================================================================================
FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE,
CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR
ACCOMPANY THIS REPORT.
================================================================================

                                                  Davis Growth Opportunity Fund
                                                           Davis Financial Fund
                                                         Davis Real Estate Fund
                                              Davis Convertible Securities Fund
                                                     Davis Government Bond Fund
                                                         Davis Government Money
                                                                    Market Fund

                                                             Semi-Annual Report
                                                                  June 30, 1997








                                                                          Davis
                                                                          Funds